FINANCIAL STATEMENTS

Venerable Insurance and Annuity Company
Separate Account EQ

For the years ended December 31, 2024 and 2023
with Report of Independent Auditors

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Financial Statements
Year Ended December 31, 2024

Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Venerable Insurance and Annuity Company and Contract Owners of Venerable Insurance and Annuity Company Separate Account EQ

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Venerable Insurance and Annuity Company Separate Account EQ, as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst + Young LLP

We have served as the Separate Account's auditor since at least 1995, but we are unable to determine the specific year.

Philadelphia, Pennsylvania
March 28, 2025

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Assets and Liabilities
December 31, 2024
(Dollars in thousands)

	BlackRock Global Allocation V.I. Fund - Class III	Columbia VP - Small Cap Value Fund - Class 2	Franklin Multi-Asset Variable Conservative Growth Fund	Franklin Multi-Asset Variable Growth Fund	Franklin Multi-Asset Variable Moderate Growth Fund
Assets
Investments in mutual funds at fair value	$141	$71	$5,169	$4,408	$4,655
Total assets	141	71	5,169	4,408	4,655
Net assets	$141	$71	$5,169	$4,408	$4,655
Total number of mutual fund shares	10,903	5,350	340,060	309,100	322,605
Cost of mutual fund shares	$152	$70	$4,518	$4,329	$4,176

The accompanying notes are an integral part of these financial statements.
3

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Assets and Liabilities
December 31, 2024
(Dollars in thousands)

	Legg Mason Western Asset Core Plus VIT Portfolio - Class I	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya Government Liquid Assets Portfolio - Service Class	Voya Limited Maturity Bond Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$1,097	$523	$16	$4,209	$465
Total assets	1,097	523	16	4,209	465
Net assets	$1,097	$523	$16	$4,209	$465
Total number of mutual fund shares	242,607	51,716	1,825	4,208,906	48,589
Cost of mutual fund shares	$1,381	$511	$20	$4,209	$490

The accompanying notes are an integral part of these financial statements.
4

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Assets and Liabilities
December 31, 2024
(Dollars in thousands)

	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$1,010	$1,858	$980	$1,363	$250
Total assets	1,010	1,858	980	1,363	250
Net assets	$1,010	$1,858	$980	$1,363	$250
Total number of mutual fund shares	128,200	154,994	90,157	137,650	27,873
Cost of mutual fund shares	$1,111	$1,868	$1,019	$1,501	$284

The accompanying notes are an integral part of these financial statements.
5

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Assets and Liabilities
December 31, 2024
(Dollars in thousands)

	VY CBRE® Global Real Estate Portfolio - Class S	VY® CBRE Real Estate Portfolio - Class S	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® Morgan Stanley Global Franchise Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$31	$786	$590	$588	$1,395
Total assets	31	786	590	588	1,395
Net assets	$31	$786	$590	$588	$1,395
Total number of mutual fund shares	3,161	27,538	47,261	37,685	138,118
Cost of mutual fund shares	$33	$762	$761	$613	$1,411

The accompanying notes are an integral part of these financial statements.
6

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Assets and Liabilities
December 31, 2024
(Dollars in thousands)

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class	Voya Global Insights Portfolio - Service Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	Voya Global High Dividend Low Volatility Portfolio - Class S
Assets
Investments in mutual funds at fair value	$92	$68	$238	$50	$771
Total assets	92	68	238	50	771
Net assets	$92	$68	$238	$50	$771
Total number of mutual fund shares	7,440	4,023	30,152	3,144	65,759
Cost of mutual fund shares	$88	$64	$377	$50	$670

The accompanying notes are an integral part of these financial statements.
7

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Assets and Liabilities
December 31, 2024
(Dollars in thousands)

	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Assets
Investments in mutual funds at fair value	$64	$110	$535	$72	$9,914
Total assets	64	110	535	72	9,914
Net assets	$64	$110	$535	$72	$9,914
Total number of mutual fund shares	3,074	4,890	49,158	6,522	235,536
Cost of mutual fund shares	$55	$101	$479	$63	$7,484

The accompanying notes are an integral part of these financial statements.
8

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Assets and Liabilities
December 31, 2024
(Dollars in thousands)

	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class S	Voya Small Company Portfolio - Class S
Assets
Investments in mutual funds at fair value	$7,424	$35,856	$228	$717	$66
Total assets	7,424	35,856	228	717	66
Net assets	$7,424	$35,856	$228	$717	$66
Total number of mutual fund shares	235,464	760,314	20,324	51,336	4,358
Cost of mutual fund shares	$4,930	$31,252	$230	$678	$63

The accompanying notes are an integral part of these financial statements.
9

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Assets and Liabilities
December 31, 2024
(Dollars in thousands)

	Voya U.S. Bond Index Portfolio - Class S	Venerable High Yield Fund - Class V	Venerable Moderate Allocation Fund - Class V	Venerable Large Cap Index Fund - Class V	Venerable Strategic Bond Fund - Class V
Assets
Investments in mutual funds at fair value	$228	$602	$28,644	$43,579	$1,653
Total assets	228	602	28,644	43,579	1,653
Net assets	$228	$602	$28,644	$43,579	$1,653
Total number of mutual fund shares	25,564	60,644	2,756,848	3,998,040	173,059
Cost of mutual fund shares	$263	$606	$27,569	$39,987	$1,729

The accompanying notes are an integral part of these financial statements.
10

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Assets and Liabilities
December 31, 2024
(Dollars in thousands)

Venerable US Large Cap Strategic Equity Fund - Class V
Assets
Investments in mutual funds at fair value	$23,755
Total assets	23,755
Net assets	$23,755
Total number of mutual fund shares	2,207,728
Cost of mutual fund shares	$22,079

The accompanying notes are an integral part of these financial statements.
11

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	BlackRock Global Allocation V.I. Fund - Class III	Columbia VP - Small Cap Value Fund - Class 2	Franklin Multi-Asset Variable Conservative Growth Fund	Franklin Multi-Asset Variable Growth Fund	Franklin Multi-Asset Variable Moderate Growth Fund
Net investment income (loss)
Investment Income:
Dividends	$2	$—	$137	$84	$73
Expenses:
Mortality and expense risk charges	2	1	84	62	66
Total expenses	2	1	84	62	66
Net investment income (loss)	—	(1)	53	22	7
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	—	(3)	264	11	51
Capital gains distributions	11	3	168	346	271
Total realized gain (loss) on investments and capital gains distributions	11	—	432	357	322
Net unrealized appreciation (depreciation) of investments	(1)	5	117	267	269
Net realized and unrealized gain (loss) on investments	10	5	549	624	591
Net increase (decrease) in net assets resulting from operations	$10	$4	$602	$646	$598

The accompanying notes are an integral part of these financial statements.
12

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	Legg Mason Western Asset Core Plus VIT Portfolio - Class I	Voya Intermediate Bond Portfolio - Class S	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya Government Liquid Assets Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$94	$53	$6	$—	$204
Expenses:
Mortality and expense risk charges	16	17	7	—	62
Total expenses	16	17	7	—	62
Net investment income (loss)	78	36	(1)	—	142
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(20)	(270)	(3)	(1)	—
Capital gains distributions	—	—	—	—	2
Total realized gain (loss) on investments and capital gains distributions	(20)	(270)	(3)	(1)	2
Net unrealized appreciation (depreciation) of investments	(78)	308	56	1	—
Net realized and unrealized gain (loss) on investments	(98)	38	53	—	2
Net increase (decrease) in net assets resulting from operations	$(20)	$74	$52	$—	$144

The accompanying notes are an integral part of these financial statements.
13

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Adviser Class	Voya Large Cap Growth Portfolio - Service Class	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$27	$—	$—	$27	$31
Expenses:
Mortality and expense risk charges	6	24	139	8	15
Total expenses	6	24	139	8	15
Net investment income (loss)	21	(24)	(139)	19	16
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(47)	(69)	368	(14)	(38)
Capital gains distributions	—	—	—	—	16
Total realized gain (loss) on investments and capital gains distributions	(47)	(69)	368	(14)	(22)
Net unrealized appreciation (depreciation) of investments	54	419	1,657	15	48
Net realized and unrealized gain (loss) on investments	7	350	2,025	1	26
Net increase (decrease) in net assets resulting from operations	$28	$326	$1,886	$20	$42

The accompanying notes are an integral part of these financial statements.
14

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$39	$21	$38	$—	$9
Expenses:
Mortality and expense risk charges	28	13	19	2	4
Total expenses	28	13	19	2	4
Net investment income (loss)	11	8	19	(2)	5
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(19)	(7)	(6)	23	(3)
Capital gains distributions	117	47	36	21	—
Total realized gain (loss) on investments and capital gains distributions	98	40	30	44	(3)
Net unrealized appreciation (depreciation) of investments	129	50	33	(12)	(1)
Net realized and unrealized gain (loss) on investments	227	90	63	32	(4)
Net increase (decrease) in net assets resulting from operations	$238	$98	$82	$30	$1

The accompanying notes are an integral part of these financial statements.
15

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	VY® CBRE Global Real Estate Portfolio - Class S	VY® CBRE Real Estate Portfolio - Class S	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® Morgan Stanley Global Franchise Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$1	$20	$96	$5	$3
Expenses:
Mortality and expense risk charges	—	12	71	9	8
Total expenses	—	12	71	9	8
Net investment income (loss)	1	8	25	(4)	(5)
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	—	—	(389)	(40)	(1)
Capital gains distributions	—	—	766	—	52
Total realized gain (loss) on investments and capital gains distributions	—	—	377	(40)	51
Net unrealized appreciation (depreciation) of investments	(1)	11	223	48	(7)
Net realized and unrealized gain (loss) on investments	(1)	11	600	8	44
Net increase (decrease) in net assets resulting from operations	$—	$19	$625	$4	$39

The accompanying notes are an integral part of these financial statements.
16

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$51	$64	$1	$1	$11
Expenses:
Mortality and expense risk charges	114	21	1	1	164
Total expenses	114	21	1	1	164
Net investment income (loss)	(63)	43	—	—	(153)
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	436	(3)	—	2	(916)
Capital gains distributions	142	—	1	7	1,147
Total realized gain (loss) on investments and capital gains distributions	578	(3)	1	9	231
Net unrealized appreciation (depreciation) of investments	301	41	11	(1)	1,050
Net realized and unrealized gain (loss) on investments	879	38	12	8	1,281
Net increase (decrease) in net assets resulting from operations	$816	$81	$12	$8	$1,128

The accompanying notes are an integral part of these financial statements.
17

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	VY® Invesco Equity and Income Portfolio - Service 2 Class	Voya Global Insights Portfolio - Service Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$1	$—	$—	$20	$1
Expenses:
Mortality and expense risk charges	7	3	1	11	1
Total expenses	7	3	1	11	1
Net investment income (loss)	(6)	(3)	(1)	9	—
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(45)	(3)	—	13	11
Capital gains distributions	50	146	2	27	4
Total realized gain (loss) on investments and capital gains distributions	5	143	2	40	15
Net unrealized appreciation (depreciation) of investments	48	(123)	4	33	(5)
Net realized and unrealized gain (loss) on investments	53	20	6	73	10
Net increase (decrease) in net assets resulting from operations	$47	$17	$5	$82	$10

The accompanying notes are an integral part of these financial statements.
18

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Net investment income (loss)
Investment Income:
Dividends	$1	$1	$15	$2	$100
Expenses:
Mortality and expense risk charges	1	2	9	1	134
Total expenses	1	2	9	1	134
Net investment income (loss)	—	(1)	6	1	(34)
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	1	1	59	1	176
Capital gains distributions	3	4	—	—	—
Total realized gain (loss) on investments and capital gains distributions	4	5	59	1	176
Net unrealized appreciation (depreciation) of investments	7	4	(44)	(1)	1,973
Net realized and unrealized gain (loss) on investments	11	9	15	—	2,149
Net increase (decrease) in net assets resulting from operations	$11	$8	$21	$1	$2,115

The accompanying notes are an integral part of these financial statements.
19

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$3	$313	$155	$68	$54
Expenses:
Mortality and expense risk charges	12	350	106	35	482
Total expenses	12	350	106	35	482
Net investment income (loss)	(9)	(37)	49	33	(428)
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	454	23,149	320	683	(113)
Capital gains distributions	44	—	123	61	—
Total realized gain (loss) on investments and capital gains distributions	498	23,149	443	744	(113)
Net unrealized appreciation (depreciation) of investments	(323)	(18,434)	445	(373)	6,685
Net realized and unrealized gain (loss) on investments	175	4,715	888	371	6,572
Net increase (decrease) in net assets resulting from operations	$166	$4,678	$937	$404	$6,144

The accompanying notes are an integral part of these financial statements.
20

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class S	Voya Small Company Portfolio - Class S	Voya U.S. Bond Index Portfolio - Class S	Venerable High Yield Fund - Class V
Net investment income (loss)
Investment Income:
Dividends	$2	$7	$—	$8	$8
Expenses:
Mortality and expense risk charges	3	10	1	3	3
Total expenses	3	10	1	3	3
Net investment income (loss)	(1)	(3)	(1)	5	5
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(3)	(1)	(8)	(2)	—
Capital gains distributions	20	42	2	—	—
Total realized gain (loss) on investments and capital gains distributions	17	41	(6)	(2)	—
Net unrealized appreciation (depreciation) of investments	12	22	12	(4)	(4)
Net realized and unrealized gain (loss) on investments	29	63	6	(6)	(4)
Net increase (decrease) in net assets resulting from operations	$28	$60	$5	$(1)	$1

The accompanying notes are an integral part of these financial statements.
21

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Operations
For the Year Ended December 31, 2024
(Dollars in thousands)

	Venerable Moderate Allocation Fund - Class V	Venerable Large Cap Index Fund - Class V	Venerable Strategic Bond Fund - Class V	Venerable US Large Cap Strategic Equity Fund - Class V
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$14	$—
Expenses:
Mortality and expense risk charges	131	196	8	108
Total expenses	131	196	8	108
Net investment income (loss)	(131)	(196)	6	(108)
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	55	116	(2)	74
Capital gains distributions	—	—	—	—
Total realized gain (loss) on investments and capital gains distributions	55	116	(2)	74
Net unrealized appreciation (depreciation) of investments	1,075	3,591	(76)	1,677
Net realized and unrealized gain (loss) on investments	1,130	3,707	(78)	1,751
Net increase (decrease) in net assets resulting from operations	$999	$3,511	$(72)	$1,643

The accompanying notes are an integral part of these financial statements.
22

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	BlackRock Global Allocation V.I. Fund - Class III	Columbia VP - Small Cap Value Fund - Class 2	Franklin Multi-Asset Variable Conservative Growth Fund	Franklin Multi-Asset Variable Growth Fund
Net assets at January, 2023	$239	$66	$5,737	$3,887
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(1)	55	(9)
Total realized gain (loss) on investments and capital gains distributions	(17)	3	16	99
Net unrealized appreciation (depreciation) of investments	34	10	656	561
Net increase (decrease) in net assets resulting from operations	17	12	727	651
Changes from principal transactions:
Premiums	—	—	3	6
Death Benefits	—	(3)	(74)	(6)
Surrenders and withdrawals	(101)	(1)	(245)	(456)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	(3)	(4)
Transfers between Divisions (including fixed account), net	(15)	1	5	(1)
Increase (decrease) in net assets derived from ‘principal transactions	(116)	(3)	(314)	(461)
Total increase (decrease) in net assets	(99)	9	413	190
Net assets at December 31, 2023	$140	$75	$6,150	$4,077
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(1)	53	22
Total realized gain (loss) on investments and capital gains distributions	11	—	432	357
Net unrealized appreciation (depreciation) of investments	(1)	5	117	267
Net increase (decrease) in net assets resulting from operations	10	4	602	646
Changes from principal transactions:
Premiums	—	—	3	6
Death Benefits	—	—	(612)	(6)
Surrenders and withdrawals	(4)	(9)	(990)	(322)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	(3)	(4)
Transfers between Divisions (including fixed account), net	(5)	1	19	11
Increase (decrease) in net assets derived from principal transactions	(9)	(8)	(1,583)	(315)
Total increase (decrease) in net assets	1	(4)	(981)	331
Net assets at December 31, 2024	$141	$71	$5,169	$4,408

The accompanying notes are an integral part of these financial statements.
23

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	Franklin Multi-Asset Variable Moderate Growth Fund	Legg Mason Western Asset Core Plus VIT Portfolio - Class I	Voya Intermediate Bond Portfolio - Class S	Voya Balanced Income Portfolio - Service Class
Net assets at January, 2023	$4,502	$1,249	$2,071	$443
Increase (decrease) in net assets
Operations:
Net investment income (loss)	13	28	48	5
Total realized gain (loss) on investments and capital gains distributions	116	(25)	(102)	(25)
Net unrealized appreciation (depreciation) of investments	548	57	153	63
Net increase (decrease) in net assets resulting from operations	677	60	99	43
Changes from principal transactions:
Premiums	3	—	29	(1)
Death Benefits	(109)	(27)	(8)	(9)
Surrenders and withdrawals	(664)	(75)	(274)	(13)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	(4)	(1)	(2)	—
Transfers between Divisions (including fixed account), net	(1)	2	(70)	2
Increase (decrease) in net assets derived from ‘principal transactions	(775)	(101)	(325)	(21)
Total increase (decrease) in net assets	(98)	(41)	(226)	22
Net assets at December 31, 2023	$4,404	$1,208	$1,845	$465
Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	78	36	(1)
Total realized gain (loss) on investments and capital gains distributions	322	(20)	(270)	(3)
Net unrealized appreciation (depreciation) of investments	269	(78)	308	56
Net increase (decrease) in net assets resulting from operations	598	(20)	74	52
Changes from principal transactions:
Premiums	3	—	26	—
Death Benefits	(117)	(18)	(6)	—
Surrenders and withdrawals	(230)	(75)	(181)	(20)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	(4)	(1)	(1)	—
Transfers between Divisions (including fixed account), net	1	3	(1,757)	26
Increase (decrease) in net assets derived from principal transactions	(347)	(91)	(1,919)	6
Total increase (decrease) in net assets	251	(111)	(1,845)	58
Net assets at December 31, 2024	$4,655	$1,097	$—	$523

The accompanying notes are an integral part of these financial statements.
24

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	Voya Global Perspectives® Portfolio - Class A	Voya Government Liquid Assets Portfolio - Service Class	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Adviser Class
Net assets at January, 2023	$15	$5,124	$617	$1,755
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	146	30	(29)
Total realized gain (loss) on investments and capital gains distributions	1	—	(14)	(130)
Net unrealized appreciation (depreciation) of investments	—	—	43	765
Net increase (decrease) in net assets resulting from operations	2	146	59	606
Changes from principal transactions:
Premiums	—	34	—	3
Death Benefits	—	(471)	(2)	(10)
Surrenders and withdrawals	—	(586)	(51)	(89)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	(5)	—	(1)
Transfers between Divisions (including fixed account), net	(1)	450	(10)	103
Increase (decrease) in net assets derived from ‘principal transactions	(1)	(578)	(63)	6
Total increase (decrease) in net assets	1	(432)	(4)	612
Net assets at December 31, 2023	$16	$4,692	$613	$2,367
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	142	21	(24)
Total realized gain (loss) on investments and capital gains distributions	(1)	2	(47)	(69)
Net unrealized appreciation (depreciation) of investments	1	—	54	419
Net increase (decrease) in net assets resulting from operations	—	144	28	326
Changes from principal transactions:
Premiums	—	4	—	1
Death Benefits	—	(456)	—	(115)
Surrenders and withdrawals	(1)	(224)	(37)	(229)
Contract Charges	—	—	—	(1)
Cost of insurance and administrative charges	—	(4)	—	(1)
Transfers between Divisions (including fixed account), net	1	53	(604)	(2,348)
Increase (decrease) in net assets derived from principal transactions	—	(627)	(641)	(2,693)
Total increase (decrease) in net assets	—	(483)	(613)	(2,367)
Net assets at December 31, 2024	$16	$4,209	$—	$—

The accompanying notes are an integral part of these financial statements.
25

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Service Class	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Net assets at January, 2023	$11,692	$797	$1,033	$1,616
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(178)	16	7	1
Total realized gain (loss) on investments and capital gains distributions	(1,648)	(12)	7	132
Net unrealized appreciation (depreciation) of investments	5,662	17	64	128
Net increase (decrease) in net assets resulting from operations	3,836	21	78	261
Changes from principal transactions:
Premiums	6	—	9	16
Death Benefits	(897)	(69)	(7)	—
Surrenders and withdrawals	(1,143)	(100)	(9)	(52)
Contract Charges	(1)	—	—	—
Cost of insurance and administrative charges	(10)	(1)	—	(2)
Transfers between Divisions (including fixed account), net	(88)	4	73	37
Increase (decrease) in net assets derived from ‘principal transactions	(2,133)	(166)	66	(1)
Total increase (decrease) in net assets	1,703	(145)	144	260
Net assets at December 31, 2023	$13,395	$652	$1,177	$1,876
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(139)	19	16	11
Total realized gain (loss) on investments and capital gains distributions	368	(14)	(22)	98
Net unrealized appreciation (depreciation) of investments	1,657	15	48	129
Net increase (decrease) in net assets resulting from operations	1,886	20	42	238
Changes from principal transactions:
Premiums	5	—	6	14
Death Benefits	(216)	(29)	—	(9)
Surrenders and withdrawals	(1,315)	(181)	(217)	(259)
Contract Charges	(1)	—	—	—
Cost of insurance and administrative charges	(7)	—	—	(2)
Transfers between Divisions (including fixed account), net	(13,747)	3	2	—
Increase (decrease) in net assets derived from principal transactions	(15,281)	(207)	(209)	(256)
Total increase (decrease) in net assets	(13,395)	(187)	(167)	(18)
Net assets at December 31, 2024	$—	$465	$1,010	$1,858

The accompanying notes are an integral part of these financial statements.
26

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
Net assets at January, 2023	$841	$1,207	$267	$280
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	3	—	5
Total realized gain (loss) on investments and capital gains distributions	55	35	20	(4)
Net unrealized appreciation (depreciation) of investments	57	76	30	5
Net increase (decrease) in net assets resulting from operations	112	114	50	6
Changes from principal transactions:
Premiums	2	2	2	—
Death Benefits	—	—	(18)	—
Surrenders and withdrawals	(40)	(18)	(3)	(14)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	(1)	(1)	—	—
Transfers between Divisions (including fixed account), net	20	—	(64)	(5)
Increase (decrease) in net assets derived from ‘principal transactions	(19)	(17)	(83)	(19)
Total increase (decrease) in net assets	93	97	(33)	(13)
Net assets at December 31, 2023	$934	$1,304	$234	$267
Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	19	(2)	5
Total realized gain (loss) on investments and capital gains distributions	40	30	44	(3)
Net unrealized appreciation (depreciation) of investments	50	33	(12)	(1)
Net increase (decrease) in net assets resulting from operations	98	82	30	1
Changes from principal transactions:
Premiums	2	—	—	—
Death Benefits	—	—	—	—
Surrenders and withdrawals	(52)	(22)	(2)	(4)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	(1)	—	—
Transfers between Divisions (including fixed account), net	(2)	—	(262)	(14)
Increase (decrease) in net assets derived from principal transactions	(52)	(23)	(264)	(18)
Total increase (decrease) in net assets	46	59	(234)	(17)
Net assets at December 31, 2024	$980	$1,363	$—	$250

The accompanying notes are an integral part of these financial statements.
27

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	VY® CBRE Global Real Estate Portfolio - Class S	VY® CBRE Real Estate Portfolio - Class S	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
Net assets at January, 2023	$38	$829	$7,337	$642
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	8	28	2
Total realized gain (loss) on investments and capital gains distributions	(1)	51	383	(19)
Net unrealized appreciation (depreciation) of investments	4	39	326	49
Net increase (decrease) in net assets resulting from operations	3	98	737	32
Changes from principal transactions:
Premiums	—	—	31	—
Death Benefits	(1)	—	(211)	—
Surrenders and withdrawals	(3)	(53)	(641)	(15)
Contract Charges	—	—	(1)	—
Cost of insurance and administrative charges	—	(1)	(5)	(1)
Transfers between Divisions (including fixed account), net	2	3	81	(4)
Increase (decrease) in net assets derived from ‘principal transactions	(2)	(51)	(746)	(20)
Total increase (decrease) in net assets	1	47	(9)	12
Net assets at December 31, 2023	$39	$876	$7,328	$654
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	8	25	(4)
Total realized gain (loss) on investments and capital gains distributions	—	—	377	(40)
Net unrealized appreciation (depreciation) of investments	(1)	11	223	48
Net increase (decrease) in net assets resulting from operations	—	19	625	4
Changes from principal transactions:
Premiums	—	—	17	—
Death Benefits	—	(19)	(172)	—
Surrenders and withdrawals	(7)	(91)	(811)	(39)
Contract Charges	—	—	(2)	—
Cost of insurance and administrative charges	—	(1)	(3)	—
Transfers between Divisions (including fixed account), net	(1)	2	(6,982)	(29)
Increase (decrease) in net assets derived from principal transactions	(8)	(109)	(7,953)	(68)
Total increase (decrease) in net assets	(8)	(90)	(7,328)	(64)
Net assets at December 31, 2024	$31	$786	$—	$590

The accompanying notes are an integral part of these financial statements.
28

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	VY® Morgan Stanley Global Franchise Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class
Net assets at January, 2023	$516	$12,359	$1,727	$87
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	66	41	2
Total realized gain (loss) on investments and capital gains distributions	35	1,028	(45)	2
Net unrealized appreciation (depreciation) of investments	40	796	198	10
Net increase (decrease) in net assets resulting from operations	70	1,890	194	14
Changes from principal transactions:
Premiums	6	95	9	—
Death Benefits	(24)	(238)	(304)	—
Surrenders and withdrawals	(20)	(1,901)	(138)	(14)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	(6)	(1)	—
Transfers between Divisions (including fixed account), net	(2)	(155)	(2)	—
Increase (decrease) in net assets derived from ‘principal transactions	(40)	(2,205)	(436)	(14)
Total increase (decrease) in net assets	30	(315)	(242)	—
Net assets at December 31, 2023	$546	$12,044	$1,485	$87
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	(63)	43	—
Total realized gain (loss) on investments and capital gains distributions	51	578	(3)	1
Net unrealized appreciation (depreciation) of investments	(7)	301	41	11
Net increase (decrease) in net assets resulting from operations	39	816	81	12
Changes from principal transactions:
Premiums	9	36	1	—
Death Benefits	—	(341)	(38)	—
Surrenders and withdrawals	(11)	(1,201)	(126)	(6)
Contract Charges	—	(1)	—	—
Cost of insurance and administrative charges	—	(4)	(1)	—
Transfers between Divisions (including fixed account), net	5	(11,349)	(7)	(1)
Increase (decrease) in net assets derived from principal transactions	3	(12,860)	(171)	(7)
Total increase (decrease) in net assets	42	(12,044)	(90)	5
Net assets at December 31, 2024	$588	$—	$1,395	$92

The accompanying notes are an integral part of these financial statements.
29

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service 2 Class	Voya Global Insights Portfolio - Service Class
Net assets at January, 2023	$78	$18,234	$656	$206
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	97	4	(3)
Total realized gain (loss) on investments and capital gains distributions	5	697	34	15
Net unrealized appreciation (depreciation) of investments	4	584	15	46
Net increase (decrease) in net assets resulting from operations	8	1,378	53	58
Changes from principal transactions:
Premiums	—	7	4	(1)
Death Benefits	—	(702)	(3)	—
Surrenders and withdrawals	(9)	(1,510)	(18)	(37)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	(13)	—	—
Transfers between Divisions (including fixed account), net	1	(79)	—	(6)
Increase (decrease) in net assets derived from ‘principal transactions	(8)	(2,297)	(17)	(44)
Total increase (decrease) in net assets	—	(919)	36	14
Net assets at December 31, 2023	$78	$17,315	$692	$220
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(153)	(6)	(3)
Total realized gain (loss) on investments and capital gains distributions	9	231	5	143
Net unrealized appreciation (depreciation) of investments	(1)	1,050	48	(123)
Net increase (decrease) in net assets resulting from operations	8	1,128	47	17
Changes from principal transactions:
Premiums	—	4	4	—
Death Benefits	—	(402)	(10)	—
Surrenders and withdrawals	(18)	(1,358)	(16)	(2)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	(8)	—	—
Transfers between Divisions (including fixed account), net	—	(16,679)	(717)	3
Increase (decrease) in net assets derived from principal transactions	(18)	(18,443)	(739)	1
Total increase (decrease) in net assets	(10)	(17,315)	(692)	18
Net assets at December 31, 2024	$68	$—	$—	$238

The accompanying notes are an integral part of these financial statements.
30

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	VY® JPMorgan Mid Cap Value Portfolio - Service Class	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class S	Voya Index Plus MidCap Portfolio - Class S
Net assets at January, 2023	$58	$846	$76	$119
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	10	—	(1)
Total realized gain (loss) on investments and capital gains distributions	1	36	(1)	(1)
Net unrealized appreciation (depreciation) of investments	2	(10)	18	16
Net increase (decrease) in net assets resulting from operations	2	36	17	14
Changes from principal transactions:
Premiums	—	—	—	—
Death Benefits	—	(5)	—	—
Surrenders and withdrawals	—	(80)	(14)	(41)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	(1)	—	—
Transfers between Divisions (including fixed account), net	(14)	(19)	(1)	(1)
Increase (decrease) in net assets derived from ‘principal transactions	(14)	(105)	(15)	(42)
Total increase (decrease) in net assets	(12)	(69)	2	(28)
Net assets at December 31, 2023	$46	$777	$78	$91
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	9	—	—
Total realized gain (loss) on investments and capital gains distributions	2	40	15	4
Net unrealized appreciation (depreciation) of investments	4	33	(5)	7
Net increase (decrease) in net assets resulting from operations	5	82	10	11
Changes from principal transactions:
Premiums	—	—	—	—
Death Benefits	—	—	—	(14)
Surrenders and withdrawals	(1)	(82)	(2)	(23)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	—	(6)	(86)	(1)
Increase (decrease) in net assets derived from principal transactions	(1)	(88)	(88)	(38)
Total increase (decrease) in net assets	4	(6)	(78)	(27)
Net assets at December 31, 2024	$50	$771	$—	$64

The accompanying notes are an integral part of these financial statements.
31

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Net assets at January, 2023	$145	$837	$60	$7,429
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	28	2	(11)
Total realized gain (loss) on investments and capital gains distributions	(4)	11	1	(50)
Net unrealized appreciation (depreciation) of investments	19	84	7	2,045
Net increase (decrease) in net assets resulting from operations	14	123	10	1,984
Changes from principal transactions:
Premiums	—	1	—	—
Death Benefits	(41)	(1)	(6)	(105)
Surrenders and withdrawals	(4)	(91)	10	(514)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	(5)
Transfers between Divisions (including fixed account), net	—	(23)	—	1
Increase (decrease) in net assets derived from ‘principal transactions	(45)	(114)	4	(623)
Total increase (decrease) in net assets	(31)	9	14	1,361
Net assets at December 31, 2023	$114	$846	$74	$8,790
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	6	1	(34)
Total realized gain (loss) on investments and capital gains distributions	5	59	1	176
Net unrealized appreciation (depreciation) of investments	4	(44)	(1)	1,973
Net increase (decrease) in net assets resulting from operations	8	21	1	2,115
Changes from principal transactions:
Premiums	—	—	—	1
Death Benefits	—	(32)	—	(241)
Surrenders and withdrawals	(14)	(302)	(3)	(740)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	(5)
Transfers between Divisions (including fixed account), net	2	2	—	(6)
Increase (decrease) in net assets derived from principal transactions	(12)	(332)	(3)	(991)
Total increase (decrease) in net assets	(4)	(311)	(2)	1,124
Net assets at December 31, 2024	$110	$535	$72	$9,914

The accompanying notes are an integral part of these financial statements.
32

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S
Net assets at January, 2023	$980	$30,893	$7,386	$4,101
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(12)	(122)	51	23
Total realized gain (loss) on investments and capital gains distributions	104	2,384	224	33
Net unrealized appreciation (depreciation) of investments	301	5,639	310	227
Net increase (decrease) in net assets resulting from operations	393	7,901	585	283
Changes from principal transactions:
Premiums	17	38	2	10
Death Benefits	—	(1,559)	(257)	(507)
Surrenders and withdrawals	(205)	(2,705)	(544)	(312)
Contract Charges	—	(1)	—	—
Cost of insurance and administrative charges	(1)	(22)	(4)	(2)
Transfers between Divisions (including fixed account), net	(8)	40	—	3
Increase (decrease) in net assets derived from ‘principal transactions	(197)	(4,209)	(803)	(808)
Total increase (decrease) in net assets	196	3,692	(218)	(525)
Net assets at December 31, 2023	$1,176	$34,585	$7,168	$3,576
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(9)	(37)	49	33
Total realized gain (loss) on investments and capital gains distributions	498	23,149	443	744
Net unrealized appreciation (depreciation) of investments	(323)	(18,434)	445	(373)
Net increase (decrease) in net assets resulting from operations	166	4,678	937	404
Changes from principal transactions:
Premiums	12	23	1	4
Death Benefits	(5)	(785)	(198)	(27)
Surrenders and withdrawals	(125)	(2,541)	(441)	(292)
Contract Charges	—	(1)	—	—
Cost of insurance and administrative charges	—	(16)	(4)	(1)
Transfers between Divisions (including fixed account), net	(1,224)	(35,943)	(39)	(3,664)
Increase (decrease) in net assets derived from principal transactions	(1,342)	(39,263)	(681)	(3,980)
Total increase (decrease) in net assets	(1,176)	(34,585)	256	(3,576)
Net assets at December 31, 2024	$—	$—	$7,424	$—

The accompanying notes are an integral part of these financial statements.
33

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class S	Voya Small Company Portfolio - Class S
Net assets at January, 2023	$31,471	$249	$551	$81
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(390)	—	1	(1)
Total realized gain (loss) on investments and capital gains distributions	(1,269)	7	18	(2)
Net unrealized appreciation (depreciation) of investments	8,429	24	71	16
Net increase (decrease) in net assets resulting from operations	6,770	31	90	13
Changes from principal transactions:
Premiums	109	4	10	1
Death Benefits	(1,143)	—	(6)	(2)
Surrenders and withdrawals	(3,203)	(79)	(51)	(1)
Contract Charges	(2)	—	—	—
Cost of insurance and administrative charges	(25)	—	—	—
Transfers between Divisions (including fixed account), net	(338)	4	81	(1)
Increase (decrease) in net assets derived from ‘principal transactions	(4,602)	(71)	34	(3)
Total increase (decrease) in net assets	2,168	(40)	124	10
Net assets at December 31, 2023	$33,639	$209	$675	$91
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(428)	(1)	(3)	(1)
Total realized gain (loss) on investments and capital gains distributions	(113)	17	41	(6)
Net unrealized appreciation (depreciation) of investments	6,685	12	22	12
Net increase (decrease) in net assets resulting from operations	6,144	28	60	5
Changes from principal transactions:
Premiums	111	5	10	2
Death Benefits	(468)	—	—	—
Surrenders and withdrawals	(3,450)	(24)	(39)	(32)
Contract Charges	(1)	—	—	—
Cost of insurance and administrative charges	(23)	—	—	—
Transfers between Divisions (including fixed account), net	(96)	10	11	—
Increase (decrease) in net assets derived from principal transactions	(3,927)	(9)	(18)	(30)
Total increase (decrease) in net assets	2,217	19	42	(25)
Net assets at December 31, 2024	$35,856	$228	$717	$66

The accompanying notes are an integral part of these financial statements.
34

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	Voya U.S. Bond Index Portfolio - Class S	Venerable High Yield Fund - Class V	Venerable Moderate Allocation Fund - Class V	Venerable Large Cap Index Fund - Class V
Net assets at January, 2023	$155	$—	$—	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	—	—	—
Total realized gain (loss) on investments and capital gains distributions	(2)	—	—	—
Net unrealized appreciation (depreciation) of investments	4	—	—	—
Net increase (decrease) in net assets resulting from operations	5	—	—	—
Changes from principal transactions:
Premiums	3	—	—	—
Death Benefits	—	—	—	—
Surrenders and withdrawals	(4)	—	—	—
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	35	—	—	—
Increase (decrease) in net assets derived from ‘principal transactions	34	—	—	—
Total increase (decrease) in net assets	39	—	—	—
Net assets at December 31, 2023	$194	$—	$—	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	5	(131)	(196)
Total realized gain (loss) on investments and capital gains distributions	(2)	—	55	116
Net unrealized appreciation (depreciation) of investments	(4)	(4)	1075	3,591
Net increase (decrease) in net assets resulting from operations	(1)	1	999	3,511
Changes from principal transactions:
Premiums	3	—	26	31
Death Benefits	—	—	(219)	(125)
Surrenders and withdrawals	(4)	(8)	(990)	(1,062)
Contract Charges	—	—	(1)	—
Cost of insurance and administrative charges	—	—	(5)	(7)
Transfers between Divisions (including fixed account), net	36	609	28,834	41,231
Increase (decrease) in net assets derived from principal transactions	35	601	27,645	40,068
Total increase (decrease) in net assets	34	602	28,644	43,579
Net assets at December 31, 2024	$228	$602	$28,644	$43,579

The accompanying notes are an integral part of these financial statements.
35

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Statements of Changes in Net Assets
For the Years Ended December 31, 2024 and 2023
(Dollars in thousands)

	Venerable Strategic Bond Fund - Class V	Venerable US Large Cap Strategic Equity Fund - Class V
Net assets at January, 2023	$—	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—
Total realized gain (loss) on investments and capital gains distributions	—	—
Net unrealized appreciation (depreciation) of investments	—	—
Net increase (decrease) in net assets resulting from operations	—	—
Changes from principal transactions:
Premiums	—	—
Death Benefits	—	—
Surrenders and withdrawals	—	—
Contract Charges	—	—
Cost of insurance and administrative charges	—	—
Transfers between Divisions (including fixed account), net	—	—
Increase (decrease) in net assets derived from ‘principal transactions	—	—
Total increase (decrease) in net assets	—	—
Net assets at December 31, 2023	$—	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	(108)
Total realized gain (loss) on investments and capital gains distributions	(2)	74
Net unrealized appreciation (depreciation) of investments	(76)	1,677
Net increase (decrease) in net assets resulting from operations	(72)	1,643
Changes from principal transactions:
Premiums	19	16
Death Benefits	—	(47)
Surrenders and withdrawals	(87)	(841)
Contract Charges	—	—
Cost of insurance and administrative charges	—	(5)
Transfers between Divisions (including fixed account), net	1,793	22,989
Increase (decrease) in net assets derived from principal transactions	1,725	22,112
Total increase (decrease) in net assets	1,653	23,755
Net assets at December 31, 2024	$1,653	$23,755

The accompanying notes are an integral part of these financial statements.
36

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

1. Organization

Venerable Insurance and Annuity Company (“VIAC” or the “Company”) is domiciled in the State of Iowa and was originally organized in 1973 under the insurance laws of Minnesota. On June 1, 2018, the Company became an indirectly wholly owned subsidiary of VA Capital Company LLC, (“VA Capital”), a limited liability company domiciled in the State of Delaware. The Company’s direct parent is Venerable Holdings, Inc. (“Venerable Holdings”), a holding company domiciled in the State of Delaware. Before June 1, 2018, the Company was an indirectly wholly owned subsidiary of Voya Financial, Inc.

Separate Account EQ of the Company (the “Account”) was established by the Company on July 14, 1988, to support operations of the Company’s variable annuity contracts (the “Contracts”). The Company ceased sales of new variable annuity products in 2010, but existing Contract owners may continue to invest in their Contracts.  Directed Services LLC, (“DSL”), an affiliate of the Company, acts as the principal underwriter (as defined in the Securities Act of 1933 and the 1940 Act, as amended) of the Contracts issued by the Company. The Contracts were distributed through registered representatives of other broker-dealers who have entered into selling agreements with DSL.

The variable annuity Contracts supported by the Account are:

•	Equi-Select Variable Annuity

•	PrimeElite Variable Annuity

The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. VIAC provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account, as directed by the contract owners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business VIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VIAC.

At December 31, 2024, the Account had 41 investment divisions (the “Divisions”), 36 of which invest in independently managed mutual funds and 5 of which invest in mutual funds managed by an affiliate, Venerable Investment Advisers, LLC (“Venerable Advisers”), an investment adviser and wholly owned subsidiary of Venerable Holdings. The assets in each Division are invested in shares of a designated fund (“Fund”) of various investment trusts (“Trusts”).

The Divisions with asset balances at December 31, 2024 and related Trusts are as follows:

BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund - Class III
Columbia Funds Variable Insurance Trust:
Columbia VP - Small Cap Value Fund - Class 2
Franklin Advisors, Inc.:
Franklin Multi-Asset Variable Conservative Growth Fund
Franklin Multi-Asset Variable Growth Fund
Franklin Multi-Asset Variable Moderate Growth Fund
Legg Mason Partners Variable Income Trust:

Legg Mason Western Asset Core Plus VIT Portfolio - Class I
Venerable Variable Insurance Trust:
Venerable High Yield Fund - Class V
Venerable Large Cap Index Fund - Class V
Venerable Moderate Allocation Fund - Class V
Venerable Strategic Bond Fund - Class V
Venerable US Large Cap Strategic Equity Fund - Class V
Voya Investors Trust:
Voya Balanced Income Portfolio - Service Class

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

Voya Global Perspectives® Portfolio - Class A
Voya Government Liquid Assets Portfolio - Service Class
Voya Limited Maturity Bond Portfolio - Service Class
Voya Retirement Conservative Portfolio - Adviser Class
Voya Retirement Growth Portfolio - Adviser Class
Voya Retirement Moderate Growth Portfolio - Adviser Class
Voya Retirement Moderate Portfolio - Adviser Class
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
VY® CBRE Global Real Estate Portfolio - Class S
VY® CBRE Real Estate Portfolio - Class S
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
VY® Morgan Stanley Global Franchise Portfolio - Service Class
Voya Partners, Inc.:
Voya International High Dividend Low Volatility Portfolio - Service Class
Voya Solution Moderately Aggressive Portfolio - Service Class

VY® Columbia Small Cap Value II Portfolio - Service Class
Voya Global Insights Portfolio - Service Class
VY® JPMorgan Mid Cap Value Portfolio - Service Class
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Index Plus MidCap Portfolio - Class S
Voya Index Plus SmallCap Portfolio - Class S
Voya International Index Portfolio - Class A
Voya International Index Portfolio - Class S
Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Russell™ Mid Cap Index Portfolio - Class S
Voya Russell™ Small Cap Index Portfolio - Class S
Voya Small Company Portfolio - Class S
Voya U.S. Bond Index Portfolio - Class S

There were no names of certain Divisions that were changed during 2024.

During 2024, the Divisions closed to contract owners due to fund mergers and substitutions are as follows:

Voya Investors Trust:
Voya High Yield Portfolio - Service Class
VY Invesco Growth and Income Portfolio – Class S
VY T. Rowe Price Capital Appreciation Portfolio – Class S
Voya Large Cap Growth Portfolio – Class S
Voya Large Cap Growth Portfolio – Class ADV
Voya U.S. Stock Index Portfolio - Class S
Voya Partners, Inc.:
VY Invesco Equity and Income Portfolio - Service 2 Class

VY Invesco Equity and Income Portfolio – Class S
Voya Variable Portfolios, Inc.:
Voya Index Plus Large Cap Portfolio – Class S
Voya Russell Large Cap Index Portfolio – Class S
Voya Russell Large Cap Growth Index Portfolio – Class S
Voya Russell Large Cap Value Index Portfolio - Class S
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio – Class S

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

During 2024, the Divisions opened to contract owners due to fund mergers and substitutions are as follows, which includes the Venerable Variable Insurance Trust (“VVIT”), comprised of mutual funds managed by Venerable Advisers, an affiliate of the Company:

Venerable Variable Insurance Trust:
Venerable High Yield Fund - Class V
Venerable Moderate Allocation Fund - Class V
Venerable Large Cap Index Fund - Class V
Venerable Strategic Bond Fund - Class V
Venerable US Large Cap Strategic Equity Fund - Class V

2. Significant Accounting Policies

The following is a summary of the significant account policies of the Account.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VIAC, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of VIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the Account Divisions. To the extent that benefits to be paid to the contract owners exceed their account values, VIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VIAC. All Contracts in the Account are currently in the accumulation period. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including premiums, death benefits, surrenders and withdrawals, contract charges, and cost of insurance and administrative charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VIAC).

Segment Disclosures

In this reporting period, the Company adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Company’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Account’s CODM is the Company’s Chief Executive Officer. The Account represents a single operating segment as the CODM monitors operating results, and as a whole, long-term strategic asset allocation is pre-determined based on a defined investment strategy. The “Total increase (decrease) in net assets”, which is used by the CODM to assess the segment’s performance, is consistent with the accompanying Statements of Changes in Net Assets. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “Total net assets” and significant segment expenses are listed on the accompanying Statements of Operations.

Subsequent Events

The Account has evaluated subsequent events for recognition and disclosure through the date the financial statements were issued.

3. Financial Instruments

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund’s next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2024. There were no transfers among the levels for the year ended December 31, 2024. The account had no liabilities as of  December 31, 2024.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

•	Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Inputs other than quoted market prices that are observable; and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4. Charges and Fees

Under the terms of the Contracts, certain charges and fees are incurred by the Contracts to cover VIAC’s expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

VIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of 1.25% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.

Asset Based Administrative Charges

A charge to cover administrative expenses of the Account is deducted at an annual rate of 0.15% of the assets attributable to the Contracts. These charges are assessed through a reduction in unit values.

Contract Maintenance Charges

An annual Contract maintenance fee of $30 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contracts. These charges are assessed through the redemption of units.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

Contingent Deferred Sales Charges

For certain Contracts, a contingent deferred sales charge (“Surrender Charge”) is imposed as a percentage that ranges up to 8.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken, as specified in the Contract. These charges are assessed through the redemption of units.

Fees Waived by VIAC

Certain charges and fees for various types of Contracts may be waived by VIAC. VIAC reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5. Related Party Transactions

Effective September 9, 2024, Venerable Advisers, an investment adviser and wholly owned subsidiary of Venerable Holdings, announced the launch of the VVIT and its initial line-up of mutual funds.  The VVIT funds, with $9.5 billion in assets under management as of the effective date, are comprised of assets substituted from previously managed, independent trusts. The mutual funds in this launch, and subsequent funds, serve as investment options for the Company’s separate accounts, including that of the Account, and brings the management of these mutual funds underlying the Company’s variable annuity business in-house.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

6. Purchase and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 follow:

	Purchases	Sales
	(Dollars in thousands)
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund - Class III	$13	$12
Columbia Funds Variable Insurance Trust:
Columbia VP - Small Cap Value Fund - Class 2	$3	$10
Franklin Advisors, Inc.:
Franklin Multi-Asset Variable Conservative Growth Fund	$323	$1,685
Franklin Multi-Asset Variable Growth Fund	$441	$389
Franklin Multi-Asset Variable Moderate Growth Fund	$344	$415
Legg Mason Partners Variable Income Trust:
Legg Mason Western Asset Core Plus VIT Portfolio - Class I	$95	$109
Venerable Variable Insurance Trust:
Venerable High Yield Fund - Class V	$617	$11
Venerable Moderate Allocation Fund - Class V	$28,839	$1,325
Venerable Large Cap Index Fund - Class V	$41,249	$1,378
Venerable Strategic Bond Fund - Class V	$1,824	$93
Venerable US Large Cap Strategic Equity Fund - Class V	$23,104	$1,100
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class S	$106	$1,990
Voya Investors Trust:
Voya Balanced Income Portfolio - Service Class	$35	$30
Voya Global Perspectives® Portfolio - Class A	$—	$2
Voya Government Liquid Assets Portfolio - Service Class	$287	$771
Voya High Yield Portfolio - Service Class	$31	$651
Voya Large Cap Growth Portfolio - Adviser Class	$33	$2,750
Voya Large Cap Growth Portfolio - Service Class	$—	$15,422
Voya Limited Maturity Bond Portfolio - Service Class	$27	$216
Voya Retirement Conservative Portfolio - Adviser Class	$52	$229
Voya Retirement Growth Portfolio - Adviser Class	$165	$292
Voya Retirement Moderate Growth Portfolio - Adviser Class	$69	$65
Voya Retirement Moderate Portfolio - Adviser Class	$74	$42
Voya U.S. Stock Index Portfolio - Service Class	$21	$267
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	$13	$26
VY® CBRE Global Real Estate Portfolio - Class S	$2	$9
VY® CBRE Real Estate Portfolio - Class S	$29	$129
VY® Invesco Growth and Income Portfolio - Service Class	$866	$8,029

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Voya Investors Trust: (continued)
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	$6	$78
VY® Morgan Stanley Global Franchise Portfolio - Service Class	$69	$20
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	$298	$13,080
Voya Partners, Inc.:
Voya International High Dividend Low Volatility Portfolio - Service Class	$75	$203
Voya Solution Moderately Aggressive Portfolio - Service Class	$2	$7
VY® Columbia Small Cap Value II Portfolio - Service Class	$13	$23
VY® Invesco Equity and Income Portfolio - Service Class	$1,189	$18,640
VY® Invesco Equity and Income Portfolio - Service 2 Class	$53	$747
Voya Global Insights Portfolio - Service Class	$149	$5
VY® JPMorgan Mid Cap Value Portfolio - Service Class	$3	$2
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S	$51	$103
Voya Index Plus LargeCap Portfolio - Class S	$5	$88
Voya Index Plus MidCap Portfolio - Class S	$4	$39
Voya Index Plus SmallCap Portfolio - Class S	$8	$17
Voya International Index Portfolio - Class A	$25	$351
Voya International Index Portfolio - Class S	$3	$5
Voya Russell™ Large Cap Growth Index Portfolio - Class I	$100	$1,126
Voya Russell™ Large Cap Growth Index Portfolio - Class S	$69	$1,376
Voya Russell™ Large Cap Index Portfolio - Class S	$417	$39,720
Voya Russell™ Large Cap Value Index Portfolio - Class I	$422	$931
Voya Russell™ Large Cap Value Index Portfolio - Class S	$139	$4,025
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	$64	$4,422
Voya Russell™ Mid Cap Index Portfolio - Class S	$39	$28
Voya Russell™ Small Cap Index Portfolio - Class S	$80	$59
Voya Small Company Portfolio - Class S	$7	$34
Voya U.S. Bond Index Portfolio - Class S	$49	$9

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

7. Changes in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2024			2023
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund - Class III	7	563	(556)	—	7,634	(7,634)
Columbia Funds Variable Insurance Trust:
Columbia VP - Small Cap Value Fund - Class 2	—	240	(240)	—	115	(115)
Franklin Advisors, Inc.:
Franklin Multi-Asset Variable Conservative Growth Fund	551	45,662	(45,111)	195	10,490	(10,295)
Franklin Multi-Asset Variable Growth Fund	353	8,273	(7,920)	44	14,545	(14,501)
Franklin Multi-Asset Variable Moderate Growth Fund	45	9,742	(9,697)	61	25,443	(25,382)
Legg Mason Partners Variable Income Trust:
Legg Mason Western Asset Core Plus VIT Portfolio - Class I	56	3,442	(3,386)	35	4,024	(3,989)
Venerable Variable Insurance Trust:
Venerable High Yield Fund - Class V	60,984	843	60,141	—	—	—
Venerable Moderate Allocation Fund - Class V	2,884,306	114,924	2,769,382	—	—	—
Venerable Large Cap Index Fund - Class V	4,125,484	109,278	4,016,206	—	—	—
Venerable Strategic Bond Fund - Class V	181,207	8,834	172,373	—	—	—
Venerable US Large Cap Strategic Equity Fund - Class V	2,311,195	93,433	2,217,762	—	—	—
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class S	4,033	138,462	(134,429)	7,388	32,193	(24,805)
Voya Investors Trust:
Voya Balanced Income Portfolio - Service Class	1,434	1,150	284	4,747	5,874	(1,127)
Voya Global Perspectives® Portfolio - Class A	—	91	(91)	—	1	(1)
Voya Government Liquid Assets Portfolio - Service Class	5,424	45,790	(40,366)	33,353	72,211	(38,858)
Voya High Yield Portfolio - Service Class	185	26,225	(26,040)	728	3,643	(2,915)
Voya Large Cap Growth Portfolio - Adviser Class	845	69,098	(68,253)	3,537	3,681	(144)
Voya Large Cap Growth Portfolio - Service Class	2	224,338	(224,336)	3	40,907	(40,904)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Year ended December 31,
	2024			2023
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Investors Trust: (continued)
Voya Limited Maturity Bond Portfolio - Service Class	49	9,175	(9,126)	88	7,712	(7,624)
Voya Retirement Conservative Portfolio - Adviser Class	458	17,296	(16,838)	9,981	4,353	5,628
Voya Retirement Growth Portfolio - Adviser Class	601	11,423	(10,822)	2,528	2,638	(110)
Voya Retirement Moderate Growth Portfolio - Adviser Class	88	2,503	(2,415)	1,048	2,206	(1,158)
Voya Retirement Moderate Portfolio - Adviser Class	—	1,258	(1,258)	4,065	5,229	(1,164)
Voya U.S. Stock Index Portfolio - Service Class	—	15,488	(15,488)	6,696	13,042	(6,346)
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	294	1,851	(1,557)	43	1,787	(1,744)
VY® CBRE Global Real Estate Portfolio - Class S	70	474	(404)	—	228	(228)
VY® CBRE Real Estate Portfolio - Class S	66	815	(749)	49	432	(383)
VY® Invesco Growth and Income Portfolio - Service Class	99	90,542	(90,443)	1,357	11,217	(9,860)
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	34	2,570	(2,536)	197	938	(741)
VY® Morgan Stanley Global Franchise Portfolio - Service Class	315	257	58	288	1,305	(1,017)
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	657	73,351	(72,694)	459	14,995	(14,536)
Voya Partners, Inc.:
Voya International High Dividend Low Volatility Portfolio - Service Class	838	12,801	(11,963)	1,339	35,426	(34,087)
Voya Solution Moderately Aggressive Portfolio - Service Class	—	344	(344)	—	1,004	(1,004)
VY® Columbia Small Cap Value II Portfolio - Service Class	171	799	(628)	2	390	(388)
VY® Invesco Equity and Income Portfolio - Service Class	1,164	634,893	(633,729)	80	89,986	(89,906)
VY® Invesco Equity and Income Portfolio - Service 2 Class	201	41,229	(41,028)	263	1,326	(1,063)
Voya Global Insights Portfolio - Service Class	95	49	46	252	1,713	(1,461)
VY® JPMorgan Mid Cap Value Portfolio - Service Class	—	44	(44)	—	590	(590)
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S	236	5,751	(5,515)	141	7,607	(7,466)
Voya Index Plus LargeCap Portfolio - Class S	—	2,039	(2,039)	—	439	(439)
Voya Index Plus MidCap Portfolio - Class S	12	1,034	(1,022)	9	1,369	(1,360)
Voya Index Plus SmallCap Portfolio - Class S	106	485	(379)	42	1,810	(1,768)
Voya International Index Portfolio - Class A	772	25,519	(24,747)	69	9,414	(9,345)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Year ended December 31,
	2024			2023
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Variable Portfolios, Inc.: (continued)
Voya International Index Portfolio - Class S	92	322	(230)	932	546	386
Voya Russell™ Large Cap Index Portfolio - Class I	—	79,912	(79,912)	—	63,347	(63,347)
Voya Russell™ Large Cap Growth Index Portfolio - Class S	278	15,827	(15,549)	1,394	4,448	(3,054)
Voya Russell™ Large Cap Index Portfolio - Class S	2,765	955,549	(952,784)	2,413	132,836	(130,423)
Voya Russell™ Large Cap Value Index Portfolio - Class I	8,027	43,711	(35,684)	59	49,663	(49,604)
Voya Russell™ Large Cap Value Index Portfolio - Class S	356	96,587	(96,231)	3,429	26,855	(23,426)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	544	70,369	(69,825)	601	99,099	(98,498)
Voya Russell™ Mid Cap Index Portfolio - Class S	524	750	(226)	498	3,019	(2,521)
Voya Russell™ Small Cap Index Portfolio - Class S	1,181	1,897	(716)	4,431	2,803	1,628
Voya Small Company Portfolio - Class S	175	1,276	(1,101)	59	172	(113)
Voya U.S. Bond Index Portfolio - Class S	3,742	594	3,148	3,490	408	3,082

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

8. Financial Highlights

A summary of unit values, units outstanding, and net assets for variable annuity Contracts as of December 31, 2024, 2023, 2022, 2021, and 2020 and expense ratios, excluding expenses of underlying Funds, investment income ratios and total returns for the years ended December 31, 2024, 2023, 2022, 2021, and 2020 follows:

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
BlackRock Global Allocation V.I. Fund - Class III
2024		8	$17.59	$141	1.43%	1.40%	7.41%
2023		9	$16.37	$140	1.79%	1.40%	10.92%
2022		16	$14.76	$239	0.00%	1.40%	-17.30%
2021		23	$17.83	$406	0.90%	1.40%	4.94%
2020		24	$16.99	$402	1.20%	1.40%	18.98%
Columbia VP - Small Cap Value Fund - Class 2
2024		2	$39.13	$71	0.51%	1.40%	7.16%
2023		2	$36.52	$75	0.40%	1.40%	19.97%
2022		2	$30.44	$66	0.53%	1.40%	-11.48%
2021		3	$33.91	$103	0.54%	1.40%	27.00%
2020		3	$26.70	$84	0.27%	1.40%	7.06%
Franklin Multi-Asset Variable Conservative Growth Fund
2024		145	$35.71	$5,169	2.43%	1.40%	10.23%
2023		190	$32.39	$6,150	2.32%	1.40%	13.02%
2022		200	$28.66	$5,737	2.07%	1.40%	-15.37%
2021		210	$33.87	$7,100	3.76%	1.40%	9.93%
2020		219	$30.81	$6,763	1.89%	1.40%	9.41%
Franklin Multi-Asset Variable Growth Fund
2024		109	$40.52	$4,408	1.97%	1.40%	16.00%
2023		117	$34.93	$4,077	1.15%	1.40%	17.90%
2022		131	$29.63	$3,887	2.97%	1.40%	-16.35%
2021		139	$35.27	$4,886	4.27%	1.40%	19.03%
2020		151	$29.63	$4,477	1.37%	1.40%	9.66%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
Franklin Multi-Asset Variable Moderate Growth Fund
2024		126	$37.03	$4,655	1.62%	1.40%	13.85%
2023		135	$32.53	$4,404	1.69%	1.40%	16.16%
2022		161	$28.00	$4,502	1.64%	1.40%	-15.72%
2021		181	$33.16	$6,005	4.58%	1.40%	15.02%
2020		194	$28.83	$5,594	1.50%	1.40%	9.54%
Legg Mason Western Asset Core Plus VIT Portfolio - Class I
2024		41	$26.43	$1,097	8.18%	1.40%	-1.81%
2023		45	$26.92	$1,208	3.69%	1.40%	5.32%
2022		49	$25.56	$1,249	1.84%	1.40%	-17.69%
2021		55	$31.32	$1,727	2.34%	1.40%	-3.33%
2020		69	$32.40	$2,224	2.13%	1.40%	7.78%
Voya Balanced Income Portfolio - Service Class
2024		25	$20.84	$523	1.20%	1.40%	11.22%
2023		25	$18.74	$465	2.48%	1.40%	9.86%
2022		26	$17.06	$443	1.95%	1.40%	-15.09%
2021		40	$20.11	$806	2.26%	1.40%	7.60%
2020		44	$18.69	$820	3.19%	1.40%	1.58%
Voya Global Perspectives® Portfolio - Class A
2024		1	$14.09	$16	3.08%	1.40%	5.41%
2023		1	$13.37	$16	6.29%	1.40%	8.65%
2022		1	$12.31	$15	2.77%	1.40%	-18.77%
2021		1	$15.16	$19	5.93%	1.40%	4.26%
2020		—	$14.54	$2	2.94%	1.40%	0.1413
Voya Government Liquid Assets Portfolio - Service Class
2024		265	$15.86	$4,209	4.58%	1.40%	3.34%
2023		306	$15.35	$4,692	4.29%	1.40%	3.21%
2022		345	$14.87	$5,124	1.28%	1.40%	-0.06%
2021		371	$14.88	$5,520	0.00%	1.40%	-1.39%
2020		372	$15.09	$5,613	0.21%	1.40%	-1.11%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
Voya Limited Maturity Bond Portfolio - Service Class
2024		20	$22.98	$465	4.75%	1.40%	3.41%
2023		29	$22.23	$652	3.61%	1.40%	3.06%
2022		37	$21.57	$797	1.59%	1.40%	-6.18%
2021		41	$23.01	$940	1.43%	1.40%	-1.54%
2020		45	$23.37	$1,046	1.95%	1.40%	1.74%
Voya Retirement Conservative Portfolio - Adviser Class
2024		79	$12.86	$1,010	2.82%	1.40%	4.20%
2023		95	$12.34	$1,177	2.05%	1.40%	7.27%
2022		90	$11.51	$1,033	1.96%	1.40%	-14.92%
2021		110	$13.57	$1,495	2.23%	1.40%	3.27%
2020		105	$13.14	$1,375	2.07%	1.40%	8.77%
Voya Retirement Growth Portfolio - Adviser Class
2024		77	$24.04	$1,858	2.10%	1.40%	12.96%
2023		88	$21.29	$1,876	1.44%	1.40%	16.17%
2022		88	$18.32	$1,616	0.97%	1.40%	-18.09%
2021		104	$22.31	$2,327	1.79%	1.40%	13.88%
2020		115	$19.59	$2,256	2.13%	1.40%	12.07%
Voya Retirement Moderate Growth Portfolio - Adviser Class
2024		44	$22.38	$980	2.18%	1.40%	10.76%
2023		46	$20.21	$934	1.40%	1.40%	13.76%
2022		47	$17.76	$841	1.27%	1.40%	-17.58%
2021		49	$21.52	$1,055	1.75%	1.40%	12.32%
2020		61	$19.16	$1,176	2.06%	1.40%	11.53%
Voya Retirement Moderate Portfolio - Adviser Class
2024		74	$18.47	$1,363	2.82%	1.40%	6.31%
2023		75	$17.37	$1,304	1.62%	1.40%	9.68%
2022		76	$15.84	$1,207	1.62%	1.40%	-16.35%
2021		78	$18.94	$1,479	2.09%	1.40%	8.11%
2020		129	$17.52	$2,251	2.06%	1.40%	10.61%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
2024		21	$11.85	$250	3.63%	1.40%	0.43%
2023		23	$11.80	$267	3.34%	1.40%	2.72%
2022		24	$11.49	$280	4.09%	1.40%	-13.76%
2021		25	$13.40	$341	2.59%	1.40%	3.47%
2020		22	$12.95	$280	1.56%	1.40%	9.28%
VY® CBRE Global Real Estate Portfolio - Class S
2024		2	$16.65	$31	2.71%	1.40%	-1.28%
2023		2	$16.87	$39	1.64%	1.40%	10.76%
2022		3	$15.23	$38	2.89%	1.40%	-25.62%
2021		3	$20.63	$56	2.68%	1.40%	32.24%
2020		3	$15.60	$52	5.00%	1.40%	-6.36%
VY® CBRE Real Estate Portfolio - Class S
2024		5	$152.23	$786	2.39%	1.40%	2.85%
2023		6	$148.01	$876	2.37%	1.40%	12.45%
2022		6	$131.63	$829	1.53%	1.40%	-27.55%
2021		7	$183.24	$1,276	1.99%	1.40%	49.84%
2020		9	$122.29	$1,059	2.02%	1.40%	-7.85%
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
2024		22	$26.77	$590	0.83%	1.40%	0.49%
2023		25	$26.62	$653	1.70%	1.40%	5.06%
2022		25	$25.35	$642	0.00%	1.40%	-27.55%
2021		27	$34.80	$937	0.00%	1.40%	-11.29%
2020		32	$39.23	$1,241	0.30%	1.40%	31.51%
VY® Morgan Stanley Global Franchise Portfolio - Service Class
2024		13	$45.84	$588	0.54%	1.40%	7.15%
2023		13	$42.78	$546	0.51%	1.40%	14.29%
2022		14	$37.43	$516	0.55%	1.40%	-18.28%
2021		16	$46.06	$743	0.72%	1.40%	19.95%
2020		14	$38.40	$523	0.60%	1.40%	11.69%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
Voya International High Dividend Low Volatility Portfolio - Service Class
2024		97	$14.42	$1,395	4.45%	1.40%	5.59%
2023		109	$13.66	$1,485	3.96%	1.40%	12.92%
2022		143	$12.10	$1,727	4.13%	1.40%	-10.60%
2021		152	$13.49	$2,057	2.11%	1.40%	10.21%
2020		169	$12.24	$2,068	3.05%	1.40%	-2.31%
Voya Solution Moderately Aggressive Portfolio - Service Class
2024		5	$17.41	$92	1.32%	1.40%	13.22%
2023		6	$15.38	$87	3.49%	1.40%	16.96%
2022		7	$13.15	$87	3.15%	1.40%	-20.26%
2021		7	$16.43	$114	1.64%	1.40%	15.46%
2020		7	$14.23	$106	1.34%	1.40%	12.31%
VY® Columbia Small Cap Value II Portfolio - Service Class
2024		2	$28.35	$68	1.89%	1.40%	9.72%
2023		3	$25.84	$78	0.52%	1.40%	12.26%
2022		3	$23.02	$78	0.02%	1.40%	-15.92%
2021		4	$27.11	$96	0.27%	1.40%	32.31%
2020		4	$20.49	$88	0.50%	1.40%	8.01%
Voya Global Insights Portfolio - Service Class
2024		6	$36.61	$238	0.00%	1.40%	7.43%
2023		6	$34.07	$220	0.00%	1.40%	30.55%
2022		8	$26.10	$206	0.00%	1.40%	-33.01%
2021		8	$38.98	$326	0.00%	1.40%	13.51%
2020		9	$34.34	$308	0.83%	1.40%	25.65%
VY® JPMorgan Mid Cap Value Portfolio - Service Class
2024		1	$33.35	$50	0.87%	1.40%	12.45%
2023		2	$29.66	$46	0.89%	1.40%	8.99%
2022		2	$27.21	$58	0.76%	1.40%	-10.17%
2021		3	$30.20	$90	0.44%	1.40%	27.70%
2020		6	$23.65	$145	0.98%	1.40%	-1.13%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
Voya Global High Dividend Low Volatility Portfolio - Class S
2024		46	$16.61	$771	2.60%	1.40%	11.11%
2023		52	$14.95	$777	2.59%	1.40%	4.94%
2022		59	$14.24	$846	2.41%	1.40%	-6.20%
2021		64	$15.22	$980	2.34%	1.40%	18.81%
2020		91	$12.81	$1,162	2.03%	1.40%	-2.44%
Voya Index Plus MidCap Portfolio - Class S
2024		2	$38.41	$64	0.90%	1.40%	13.31%
2023		3	$33.89	$91	0.99%	1.40%	15.56%
2022		4	$29.33	$119	0.58%	1.40%	-15.80%
2021		4	$34.80	$134	0.73%	1.40%	25.72%
2020		4	$27.68	$108	0.55%	1.40%	6.46%
Voya Index Plus SmallCap Portfolio - Class S
2024		3	$32.79	$110	1.00%	1.40%	6.88%
2023		4	$30.68	$114	0.91%	1.40%	16.24%
2022		5	$26.40	$145	0.59%	1.40%	-16.27%
2021		5	$31.20	$169	0.52%	1.40%	26.32%
2020		6	$24.70	$138	0.50%	1.40%	3.65%
Voya International Index Portfolio - Class A
2024		41	$12.99	$535	2.14%	1.40%	1.18%
2023		66	$12.84	$846	4.74%	1.40%	15.46%
2022		75	$11.12	$837	2.76%	1.40%	-16.42%
2021		84	$13.28	$1,110	1.99%	1.40%	8.94%
2020		100	$12.19	$1,220	1.88%	1.40%	0.0572
Voya International Index Portfolio - Class S
2024		6	$12.37	$72	2.74%	1.40%	1.28%
2023		6	$12.21	$74	4.96%	1.40%	15.90%
2022		6	$10.54	$60	0.77%	1.40%	-16.27%
2021		1	$12.55	$11	2.62%	1.40%	9.04%
2020		1	$11.51	$17	0.55%	1.40%	6.08%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
Voya Russell™ Large Cap Growth Index Portfolio - Class I
2024		728	$13.63	$9,914	1.07%	1.40%	25.18%
2023		807	$10.89	$8,790	1.28%	1.40%	27.60%
2022		871	$8.53	$7,429	0.63%	1.40%	-21.86%
2021	10/15/2021	946	$10.82	$10,236	(a)	(a)	(a)
2020		(a)	(a)	(a)	(a)	(a)	(a)
Voya Russell™ Large Cap Value Index Portfolio - Class I
2024		377	$19.71	$7,424	2.13%	1.40%	13.38%
2023		412	$17.38	$7,168	2.07%	1.40%	8.73%
2022		462	$15.99	$7,386	1.31%	1.40%	-7.32%
2021		512	$17.16	$8,780	2.29%	1.40%	21.27%
2020		555	$14.15	$7,852	1.02%	1.40%	0.07%
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
2024		573	$62.59	$35,856	0.16%	1.40%	19.58%
2023		643	$52.34	$33,639	0.20%	1.40%	23.27%
2022		741	$42.46	$31,471	0.00%	1.40%	-27.47%
2021		797	$59.12	$47,134	0.01%	1.40%	10.46%
2020		251	$53.52	$13,452	0.15%	1.40%	32.64%
Voya Russell™ Mid Cap Index Portfolio - Class S
2024		7	$34.58	$228	1.02%	1.40%	12.95%
2023		7	$30.62	$209	1.37%	1.40%	14.88%
2022		9	$26.65	$249	0.66%	1.40%	-18.68%
2021		12	$32.87	$391	0.79%	1.40%	20.09%
2020		12	$27.37	$332	0.89%	1.40%	14.71%
Voya Russell™ Small Cap Index Portfolio - Class S
2024		25	$28.66	$717	0.94%	1.40%	9.27%
2023		26	$26.23	$675	1.50%	1.40%	14.73%
2022		24	$22.86	$551	0.49%	1.40%	-22.92%
2021		31	$29.31	$898	0.50%	1.40%	12.47%
2020		30	$26.06	$786	0.88%	1.40%	17.65%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
Voya Small Company Portfolio - Class S
2024		2	$29.25	$66	0.52%	1.40%	8.80%
2023		3	$26.88	$91	0.21%	1.40%	16.04%
2022		3	$23.17	$81	0.00%	1.40%	-18.73%
2021		4	$28.26	$101	-0.00%	1.40%	12.86%
2020		4	$25.04	$91	0.31%	1.40%	10.45%
Voya U.S. Bond Index Portfolio - Class S
2024		20	$11.16	$228	3.63%	1.40%	-0.75%
2023		17	$11.24	$194	3.69%	1.40%	3.31%
2022		14	$10.88	$155	1.92%	1.40%	-13.94%
2021		15	$12.74	$191	1.53%	1.40%	-3.48%
2020		22	$13.20	$290	3.62%	1.40%	5.52%
Venerable High Yield Fund - Class V
2024	09/06/2024	60	$10.00	$602	2.59%	1.40%	0.14%
2023		(b)	(b)	(b)	(b)	(b)	(b)
2022		(b)	(b)	(b)	(b)	(b)	(b)
2021		(b)	(b)	(b)	(b)	(b)	(b)
2020		(b)	(b)	(b)	(b)	(b)	(b)
Venerable Moderate Allocation Fund - Class V
2024	09/06/2024	2,769	$10.34	$28,644	0.00%	1.40%	3.44%
2023		(b)	(b)	(b)	(b)	(b)	(b)
2022		(b)	(b)	(b)	(b)	(b)	(b)
2021		(b)	(b)	(b)	(b)	(b)	(b)
2020		(b)	(b)	(b)	(b)	(b)	(b)
Venerable Large Cap Index Fund - Class V
2024	09/06/2024	4,016	$10.85	$43,579	0.00%	1.40%	8.52%
2023		(b)	(b)	(b)	(b)	(b)	(b)
2022		(b)	(b)	(b)	(b)	(b)	(b)
2021		(b)	(b)	(b)	(b)	(b)	(b)
2020		(b)	(b)	(b)	(b)	(b)	(b)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements

	Fund Inception DateA	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioB	Expense RatioC	Total ReturnD
Venerable Strategic Bond Fund - Class V
2024	09/06/2024	172	$9.59	$1,653	1.75%	1.40%	-4.11%
2023		(b)	(b)	(b)	(b)	(b)	(b)
2022		(b)	(b)	(b)	(b)	(b)	(b)
2021		(b)	(b)	(b)	(b)	(b)	(b)
2020		(b)	(b)	(b)	(b)	(b)	(b)
Venerable US Large Cap Strategic Equity Fund - Class V
2024	09/06/2024	2,218	$10.71	$23,755	0.00%	1.40%	7.12%
2023		(b)	(b)	(b)	(b)	(b)	(b)
2022		(b)	(b)	(b)	(b)	(b)	(b)
2021		(b)	(b)	(b)	(b)	(b)	(b)
2020		(b)	(b)	(b)	(b)	(b)	(b)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT EQ
Notes to Financial Statements
(a)	As investment Division had no investments until 2021, this data is not meaningful and is therefore not presented.
(b)	As investment Division had no investments until 2024, this data is not meaningful and is therefore not presented.

A The Fund Inception Date represents the first date the fund received money.
B The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investments income is determined by the timing of declaration of dividends by the underlying fund in which the Division invests.
C The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense risks, administrative, and other charges, as defined in the Charges and Fees note. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.
D Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

FINANCIAL STATEMENTS - STATUTORY BASIS
AND SUPPLEMENTARY INFORMATION

Venerable Insurance and Annuity Company

As of December 31, 2024 and 2023, and for the years ended
December 31, 2024, 2023, and 2022, with Report of Independent Auditors

VENERABLE INSURANCE AND ANNUITY COMPANY
Financial Statements — Statutory Basis
And Supplementary Information
December 31, 2024

Contents

Report of Independent Auditors	1

Audited Financial Statements - Statutory Basis
Balance Sheets - as of December 31, 2024 and 2023	2
Statements of Operations - for the years ended December 31, 2024, 2023, and 2022	3
Statements of Changes in Capital and Surplus - for the years ended December 31, 2024, 2023, and 2022	4
Statements of Cash Flows - for the years ended December 31, 2024, 2023, and 2022	5
Notes to Financial Statements	6

Supplementary Information
Report of Independent Auditors on Supplementary Information	7
Supplemental Schedule of Selected Statutory Basis Financial Data	8
Investment Risk Interrogatories	11
Summary Investment Schedule	12
Supplemental Schedule of Life and Health Reinsurance Disclosures	13
Note to Supplementary Information	14

Report of Independent Auditors
The Board of Directors and Stockholder Venerable Insurance and Annuity Company

Opinion
We have audited the statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:
  Exercise professional judgment and maintain professional skepticism throughout the audit.
  Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
  Obain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 28, 2025
 1

VENERABLE INSURANCE AND ANNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31
	2024	2023
Admitted Assets	(In Thousands)
Cash and invested assets:
Bonds	$ 4,160,092	$ 5,300,980
Preferred stocks	31,741	36,331
Common stocks and investment in and advances to subsidiaries	1,276,863	1,303,586
Mortgage loans	960,628	1,206,983
Contract loans	1,976	2,564
Other invested assets	297,149	276,198
Cash and short-term investments	47,735	347,556
Total cash and invested assets	6,776,184	8,474,198

Deferred and uncollected premiums	(33,985)	(69,778)
Accrued investment income	44,354	61,429
Reinsurance balances recoverable	76,857	72,909
Indebtedness from related parties	6,825	4,558
Federal income tax recoverable	80,629	60,633
Other assets	3,425	7,168
Separate account assets	17,640,468	18,501,762
Total admitted assets	$ 24,594,757	$ 27,112,879

	December 31
	2024	2023
	(In Thousands, except share amounts)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 5,220,853	$ 6,633,960
Deposit type contracts	19,132	12,136
Policy and contract claims	(12,075)	(9,584)
Total policy and contract liabilities	5,227,910	6,636,512

Interest maintenance reserve	40,371	63,141
Accounts payable and accrued expenses	3,423	2,335
Reinsurance balances	30,538	52,492
Asset valuation reserve	50,500	80,151
Net transfers from separate accounts due or accrued	(30,339)	(40,976)
Other liabilities	135,370	106,304
Separate account liabilities	17,640,468	18,501,762
Total liabilities	23,098,241	25,401,721

Capital and surplus:
Common stock: authorized 250,000 shares of $10 par value; 250,000 shares issued and outstanding	2,500	2,500
Special surplus funds	313,911	330,388
Surplus notes	226,344	226,121
Paid in and contributed surplus	385,463	1,160,463
Unassigned funds (surplus)	568,298	(8,314)
Total capital and surplus	1,496,516	1,711,158
Total liabilities and capital and surplus	$ 24,594,757	$ 27,112,879

The accompanying notes are an integral part of these financial statements.

2

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Operations — Statutory Basis

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 807	$ 662	$ 1,502
Policy proceeds and dividends left on deposit	—	(1,046,124)	—
Net investment income	288,961	415,512	697,904
Amortization of interest maintenance reserve	5,092	10,679	15,268
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	(1,529,709)	(1,646,871)	(1,378,912)
Other revenue	7,144	9,566	10,733
Total premiums and other revenues	(1,227,705)	(2,256,576)	(653,505)

Benefits paid:
Annuity benefits	793,042	763,447	918,628
Surrender benefits and withdrawals	2,078,221	1,461,814	1,444,422
Decrease in life, annuity, and accident and health reserves	(1,413,022)	(2,554,967)	(984,696)
Net transfers from separate accounts	(2,913,750)	(2,362,633)	(2,398,558)
Total benefits paid	(1,455,509)	(2,692,339)	(1,020,204)

Insurance expenses and other deductions:
Commissions	107,040	105,764	120,874
General expenses	61,779	68,580	73,476
Insurance taxes, licenses, and fees	2,523	2,483	3,167
Other expense (income)	2,705	104,179	10,962
Total insurance (income) expenses and other deductions	174,047	281,006	208,479
Gain (loss) from operations before federal income taxes and net realized capital losses	53,757	154,757	158,220

Federal income tax benefit	—	(6,459)	(42,421)
Gain (loss) from operations before net realized capital losses	53,757	161,216	200,641
Net realized capital loss	(29,099)	(252,545)	(3,444)
Net income (loss)	$ 24,658	$ (91,329)	$ 197,197

The accompanying notes are an integral part of these financial statements.

3

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Changes in Capital and Surplus — Statutory Basis

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Common stock:
Balance at beginning and end of year	$ 2,500	$ 2,500	$ 2,500

Surplus notes:
Balance at beginning of year	226,121	252,109	334,879
Surplus notes issued	223	16,121	—
Surplus notes paid	—	(42,109)	(82,770)
Balance at end of year	226,344	226,121	252,109

Paid-in and contributed surplus:
Balance at beginning of year	$ 1,160,463	$ 1,160,463	$ 1,160,463
Return of capital	(775,000)	—	—
Balance at end of year	385,463	1,160,463	1,160,463

Special surplus funds:
Balance at beginning of year	330,388	234,385	246,451
Gain on ceded reinsurance	—	110,274	—
Amortization of gain on reinsurance	(16,477)	(14,271)	(12,066)
Balance at end of year	313,911	330,388	234,385

Unassigned surplus:
Balance at beginning of year	(8,314)	349,473	342,911
Net income (loss)	24,659	(91,329)	197,197
Change in net unrealized capital gains (losses)	224,310	4,497	(211,903)
Change in nonadmitted assets	297,992	(299,578)	11,868
Change in reserve due to change in valuation basis	—	15,876	—
Change in asset valuation reserve	29,651	12,747	41,349
Dividends to stockholder	—	—	(32,000)
Other changes in surplus	$ —	$ —	$ 51
Balance at end of year	568,298	(8,314)	349,473

Total capital and surplus	$ 1,496,516	$ 1,711,158	$ 1,998,930

The accompanying notes are an integral part of these financial statements.

4

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Cash Flows — Statutory Basis

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Operating Activities
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$ 722	$ (186)	$ 4,372
Net investment income received	301,033	439,330	486,369
Commissions and expenses paid	(239,058)	(334,684)	(486,578)
Benefits paid	(4,474,723)	(4,253,021)	(3,522,061)
Net transfers from separate accounts	2,915,074	2,368,173	2,397,560
Miscellaneous income	115,627	125,538	128,301
Net cash (used in) provided by operations	(1,381,325)	(1,654,850)	(992,037)

Investment Activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,367,395	1,432,566	1,404,297
Stocks	253,567	210,700	26,669
Mortgage loans	271,395	263,234	435,728
Other invested assets	350	114,648	494,553
Miscellaneous proceeds	(768)	(8,797)	(27,552)
Total investment proceeds	1,891,939	2,012,351	2,333,695

Cost of investments acquired:
Bonds	296,347	174,026	1,368,835
Stocks	—	—	16,500
Mortgage loans	48,090	19,635	30,852
Other invested assets	14,725	20,265	191,292
Miscellaneous applications	6,270	(190)	(10,332)
Total cost of investments acquired	365,432	213,736	1,597,147

Net decrease in contract loans	—	719	393
Net cash provided by investment activities	1,526,507	1,799,334	736,941

Financing and Miscellaneous Activities
Other cash provided (applied):
Surplus notes	—	(25,988)	(82,770)
Capital and paid-in surplus, less treasury stock	(775,000)	—	—
Net deposits (withdrawals) on deposit type contracts	6,995	267,327	200,495
Dividends paid to stockholder	—	—	158,000
Nonadmitted cash and short-term investments	300,000	(300,000)	—
Other cash provided (applied)	23,002	55,112	60,050
Net cash provided by (used in) financing and miscellaneous activities	(445,003)	(3,549)	335,775
Net increase (decrease) in cash and short-term investments	(299,821)	140,935	80,679
Cash and short-term investments:
Beginning of year	347,556	206,621	125,942
End of year	$ 47,735	$ 347,556	$ 206,621

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Transferred bonds to settle ceded reinsurance obligations	$ 45,114	$ 1,683,458	$ —
Transferred mortgage loans to settle ceded reinsurance obligations	—	287,026	—
Transferred other invested assets to settle ceded reinsurance obligations	—	35,677	—

The accompanying notes are an integral part of these financial statements.

5

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

  Organization and Significant Accounting Policies
Venerable Insurance and Annuity Company ("VIAC" or the “Company”), is domiciled in the State of Iowa ("Iowa") and is a direct, wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable Holdings” or the "Parent"), a holding company domiciled in the State of Delaware. Venerable Holdings is a direct, wholly-owned subsidiary of VA Capital Company LLC ("VA Capital"), a limited liability company domiciled in the State of Delaware.

Venerable Holdings owns all outstanding shares of the capital stock of the Company and VIAC Services Company ("VSC"), and all of the membership interest of Directed Services LLC ("DSL"). VSC, a corporation domiciled in the State of Delaware, provides services to Venerable Holdings and its subsidiaries, including the Company. DSL, a limited liability company domiciled in the State of Delaware, is a registered Broker Dealer and provides underwriting and wholesale distribution services to the Company.

Effective September 9, 2024, Venerable Investment Advisers, LLC (“Venerable Advisers”), an investment adviser and wholly-owned subsidiary of Venerable Holdings, announced the launch of the Venerable Variable Insurance Trust ("VVIT"), comprised of mutual funds managed by Venerable Advisers. The VVIT funds, with $9.5 billion in assets under management as of the effective date, are comprised of assets substituted from previously managed, independent trusts. The mutual funds in this launch and in subsequent funds serve as investment options for the Company's separate accounts, and brings the management of the mutual funds underlying the Company's variable annuity business in-house. As a result, the Company released $96.6 in reserves to eliminate the optional conservatism beyond the minimum reserving standards embedded in its variable annuity reserve calculation effective January 1, 2024, which was recognized in unassigned funds.

The Company has two direct, wholly-owned subsidiaries, Rocky Range, Inc. ("Rocky Range") and Corporate Solutions Life Reinsurance Company ("CSLR"). Rocky Range is an insurance company domiciled in the State of Arizona that is licensed as a pure captive reinsurer by the Arizona Department of Insurance and Financial Institutions (“DIFI”). CSLR is an insurance company domiciled in the State of Delaware and operates as a reinsurance company.

Description of Business

The Company historically offered various insurance products including immediate and deferred variable and fixed annuities, fixed indexed annuities, traditional life insurance, supplemental contracts consisting of life insurance proceeds and payout annuities for pre-retirement wealth accumulation and post-retirement income management. The Company ceased sales of new fixed and indexed annuity products in 2018, ceased sales of new variable annuity products in 2010, and ceased sales of new life insurance policies in 2001, placing them in run-off. New amounts may continue to be deposited as add-on premiums to certain existing contracts. The Company has a significant concentration of reinsurance. See, the "Reinsurance" footnote  for further discussion of the Company's reinsurance arrangements.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates are primarily based on historical experience and at times may differ from the actual results. Estimates are regularly revised and updated by management as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles and Accounting Changes

Effective January 1, 2024, the Company elected to adopt in full, a change in reserve valuation basis as described in SSAP No. 51R - Life Contracts ("SSAP No. 51R") for its payout reserve calculation. This change in valuation basis impacts annuitizations originating from variable annuities issued by the Company, valued previously under the Commissioners Annuity Reserve Valuation Method ("CARVM"), and adopts a Variable Annuities ("VM-21") valuation basis for payout reserves, aligned with the base contract. The Company received approval of this change in reserve valuation basis from the Iowa Insurance Division on November 25, 2024. Upon full adoption as of the effective date, the impact is a reduction of $11.7 in gross reserves, with no impact to net reserves as these payouts were subsequently ceded to CSLR, the Company's wholly-owned subsidiary.

Effective January 1, 2023, the Company elected to adopt in full, a change in reserve valuation basis as described in SSAP No. 51R - Life Contracts ("SSAP No. 51R"), to eliminate the optional conservatism beyond the minimum reserving standards embedded in its payout reserve calculation. The Company received approval of this change in reserve valuation basis from the Iowa Insurance Division on December 20, 2023. The amount of full adoption as of the effective date was $15.9, which was recognized in Unassigned funds (surplus).

The Company does not have any recently adopted accounting principles as of December 31, 2024, 2023 and 2022.

Correction of Errors

The Company does not have any correction of errors to disclose as of December 31, 2024, 2023, and 2022.

Basis of Presentation

Certain amounts in the accompanying financial statements have been reclassified to conform to the Company's 2024 financial statement presentation.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from United States Generally Accepted Accounting Principles ("U.S. GAAP"). The more significant variances from U.S. GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on a rating assigned by the National Association of Insurance Commissioners ("NAIC").

The Company periodically reviews the value of its investments in bonds and mandatorily redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline. To make this determination for each security, the following are some of the factors considered:

  The length of time and the extent to which the fair value has been below cost.
  The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
  The Company's intent to sell the security prior to its maturity at an amount below its carrying value.
  The Company's intent and ability to hold the security long enough for it to recover its cost.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other-than-temporary. When an other-than-temporary impairment ("OTTI") is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the interest maintenance reserve ("IMR") and the non-interest related OTTI is included in the asset valuation reserve ("AVR") in the period that the OTTI is considered to have occurred as prescribed by the NAIC. Losses resulting from OTTI charges, net of transfers to IMR, are recorded within net realized capital gains (losses) in the statements of operations.

The Company invests in structured securities, including mortgage-backed securities/collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage-backed securities. Structured securities are reported at amortized cost or fair value based on a rating assigned by the NAIC. They are amortized using the interest method over the period which repayment of principal is expected to occur. For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost.

Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.

Under U.S. GAAP, fixed maturities are designated at purchase as held to maturity, trading or available-for-sale, except for those accounted for using the fair value option ("FVO"). Held to maturity investments are reported at amortized cost and the remaining fixed maturity investments are reported at fair value. For those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder's equity. Using the FVO, securities are reported at fair value with changes in fair value reported in the statements of operations.

When an intent impairment is determined, the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in net realized capital gains (losses) in the statements of operations as an OTTI. If the Company does not intend to sell the security, the Company determines whether or not it has intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis. If the Company does not have the intent and ability to retain the investment for the time sufficient to recover the amortized cost basis, an OTTI should be considered to have occurred.

Asset Valuation Reserves: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by a NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus. AVR is not applicable under U.S. GAAP.

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds, derivatives and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. When the net deferral of IMR is negative, the amount is reported as a component of other assets and nonadmitted. IMR is not applicable under U.S. GAAP.

Cash and Short-term Investments: Cash and short-term investments represent cash balances, demand deposits and short-term fixed maturity investments with initial maturities of one year or less at the date of acquisition.

Under U.S. GAAP, the corresponding caption of cash and cash equivalents includes cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lesser of either the present value of expected cash flows from the loan, discounted at the loan's original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).

Under U.S. GAAP, the Company recognizes mortgage loans at fair value with unrealized gain or loss recorded in surplus.

Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company's assets and liabilities. Deferred tax assets are provided for and admitted to an amount determined under a standard formula in accordance with SSAP No. 101, Income Taxes ("SSAP No. 101"). A valuation allowance is required if based on the weight of all available evidence (positive and negative), it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. This assessment is determined on a separate reporting entity basis.

After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under SSAP No. 101. These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.

SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement as a component of the total income tax provision.

U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus, deferred state income taxes must be recorded under U.S. GAAP. SSAP No. 101, however, specifically prohibits establishing deferred state income tax assets and liabilities.
Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.

Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.

Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Benefit and Contract Reserves: Life policy and contract reserves under Statutory accounting practices are calculated based upon both the net level premium method and Commissioners' Reserve Valuation method ("CRVM") using statutory rates for mortality and interest. Annuity policy and contract reserves under statutory accounting practices are calculated based upon the Commissioners' Annuity Reserve Valuation method ("CARVM") using statutory rates for mortality and interest.

Under U.S. GAAP policy reserves for traditional products are based upon the net level premium method utilizing best estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the U.S. GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.

Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for uncollectible reinsurance, which are charged to earnings. Gains and losses on reinsurance, including commission and expense allowances, are deferred and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally past due agents' balances and commission advances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. In addition, non admitted assets include deferred tax assets that are not admissible under SSAP No. 101. See Deferred Income Taxes above.

Under U.S. GAAP, all assets are included in the balance sheets.

Policyholder Dividends: Policyholder dividends are recognized when declared.

Under U.S. GAAP, dividends allocable to participating contract owners are based on published dividend projections or expected dividend scales.

Surplus Notes: Surplus notes issued are reported as a component of surplus on the balance sheets. Under statutory accounting practices, no interest expense is recorded on the surplus notes until payment has been approved by the Iowa Insurance Division.

Under U.S. GAAP, surplus notes are reported as long-term debt, and the related interest is reported as a charge to earnings over the term of the notes.

Separate Accounts: The assets and liabilities of the separate accounts are carried at fair value, and the reserves are calculated based upon the CARVM.

Under U.S. GAAP, separate account assets supporting variable options under variable annuity contracts are equal to cumulative deposits, less charges and withdrawals, plus interest credited thereon. The Market Value Adjustment ("MVA") and Collared Annuity Product ("CAP") separate accounts do not qualify as separate accounts and are reported as assets and liabilities of the Company's general account. Reserves for individual and group deferred annuity contracts are equal to cumulative deposits, less charges and withdrawals, net of adjustments for investment experience that the Company is entitled to reflect in future credit interest.

Reconciliation to U.S. GAAP:  The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are stated at either amortized cost using the interest method or the lower of cost or fair value.

Loan-backed securities are stated at either amortized cost or fair market value. Amortized cost is determined using the interest method and includes anticipated prepayments. The retrospective adjustment method is used to determine the amortized cost for the majority of loan–backed and structured securities. For certain securities, the prospective adjustment methodology is utilized, including interest-only securities and securities that have experienced an other-than-temporary impairment ("OTTI").

Preferred stocks are stated in accordance with SSAP No. 32, Preferred Stock.

Common stocks are stated at market value and Federal Home Loan Bank ("FHLB") common stock is priced at par value, which are included in Common stocks and investment in advances to subsidiaries on the balance sheets.

Short-term investments are stated at amortized cost.

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Surplus notes acquired, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are generally determined using the first in first out method.

Other Accounting Practices

Contract Loans: Contract loans are reported at unpaid principal balances but not in excess of the cash surrender value.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates ranged from 2.28% to 16.07% for 2024.

The Company waives deduction of deferred fractional premiums upon the death, the larger of the variable insurance amount or the amount of the death benefits as of the prior processing date plus the amount of any subsequent additional premium payments minus withdrawals. Surrender values are not promised in excess of the legally computed reserves.
The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on paid-up limited pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Iowa Insurance Division, is $3.0, $3.5, and $6.0 at December 31, 2024, 2023, and 2022, respectively. Reserves to cover the above insurance were immaterial at December 31, 2024 and 2023, respectively.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.

Participating Insurance: Participating business approximates less than 20% of the Company’s life insurance in force. For the year ended December 31, 2024, premiums on participating policies were $3.5, or less than 31% of life insurance premium income, as compared to $3.9, or less than 31% of life insurance premium income in 2023, and $4.3, or less than 31% of life insurance premium income in 2022. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends expense of $5.8 was incurred in 2024, as compared to $5.8 in 2023, and $6.3 in 2022. The participating business and related results are 100% ceded to ReliaStar Life Insurance Company, ("ReliaStar"), an indirect, wholly-owned subsidiary of Voya Financial, Inc.

Benefit Plans: VSC created and sponsors the Venerable 401(k) Savings Plan ("Venerable Savings Plan"), which is a tax qualified defined contribution plan for substantially all its employees. The Company's workforce in its entirety is directly employed by VSC and not by the Company itself, and amounts are allocated to the Company for this contributory retirement plan. Certain VSC employees also participate in the equity incentive plans of Venerable Holdings (the "Plans"), which grant equity awards to participants, subject to vesting. Venerable Holdings allocates expenses associated with the Plans to its direct and indirect subsidiaries, including the Company, in accordance with the same systematic allocation methods as the Company's management and service contracts and cost sharing arrangements. See the "Employee Benefit Plans" footnote for additional detail.
Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2024	2023
	(In Thousands)
Cash and short-term investments	—	300,000
Healthcare and other amounts receivable	—	271
Receivables for securities	2,242	—
Other	80	43
Total nonadmitted assets	$ 2,322	$ 300,314

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets. See the "Financing Agreements" footnote for additional details on the Cash and short-term investments nonadmitted balances.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid.

Guaranteed Benefits:  For variable annuity guarantees, Valuation Manual 21 - Requirements for Principle-Based Reserves for Variable Annuities ("VM-21") is followed. This guideline interprets how to apply the CARVM. The result under the average of the most severe 30% randomly generated stochastic scenarios is held as the reserve. Additionally, two sets of assumptions are used, and the reserve is based on the greater of the two. The first is the "Standard Projection", which largely uses a prescribed set of assumptions, and the second uses Company prudent best estimate assumptions. Both reinsurance and hedging are also reflected. Taxes are not incorporated. Stochastic scenarios must meet VM-21 requirements, which effectively require either the use of prescribed scenario generator directly, or a non-prescribed scenario generator that does not materially lower the reserve.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts, excluding the Market Value Adjustment Separate Account ("MVA"), are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences between statutory accounting practices and U.S. GAAP. (See the "Permitted and Prescribed Statutory Basis Accounting Practices" footnote for details related the Company's MVA prescribed practices.)

    2.  Business Combinations and Goodwill

The Company purchased 100% of the issued and outstanding capital stock of CSLR, an insurance company domiciled in the State of Delaware, on June 1, 2021 from Equitable Holdings. CSLR is authorized in 49 states and the District of Columbia, and operates as a reinsurance company, primarily assuming variable annuity guaranteed minimum death benefit ("GMDB"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum income benefit ("GMIB") riders.

The transaction was accounted for as a statutory purchase under SSAP No. 68, Business Combinations and Goodwill ("SSAP No. 68"). Goodwill represents the excess of what the Company paid to acquire CSLR over the fair value of CSLR's net assets at the acquisition date. The Company has elected to amortize goodwill into surplus over ten years in accordance with SSAP No. 68. On a quarterly basis, the Company compares goodwill to VIAC's total surplus to determine if any goodwill should be non-admitted in compliance with SSAP No. 68's non-admission requirement for goodwill in excess of 10% of the acquiring company's surplus.

The table below reflects goodwill at the acquisition date and as of December 31, 2024:

1	2	3	4	5
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of goodwill	Original amount of admitted goodwill
		(In Thousands)
CSLR	06/01/2021	$ 215,580	$ 121,269	$ 121,269

1	6	7	8	9
Purchased entity	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill Col. 6/Col. 8
	(In Thousands)
CSLR	$ 77,814	$ 12,127	$ 1,266,613	6.1%

The admitted goodwill of $77.8 as of December 31, 2024 and noted in the table above is recorded in Common stock and investment in and advances to subsidiaries on the Company's financial statements.

The subcomponents and calculation of adjusted surplus and total admitted goodwill as of December 31, 2024 is as follows:

	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	(In Thousands)

(1) Capital & Surplus	$ 1,690,166	XXX
Less:
(2) Admitted Positive Goodwill	80,846	XXX
(3) Admitted EDP Equipment & Operating System Software	—	XXX
(4) Admitted Net Deferred Taxes	—	XXX
(5) Adjusted Capital and Surplus	1,609,320	XXX

(6) Limitation on amount of goodwill (adjusted capital and surplus times 10% goodwill limitation)	160,932	XXX

(7) Current period reported Admitted Goodwill	XXX	$ 77,814
(8) Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus	XXX	4.8%

3. Permitted and Prescribed Statutory Basis Accounting Practices
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Iowa Insurance Division. The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Iowa Insurance Law. The NAIC Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner of the Iowa Insurance Division ("Commissioner") has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted or prescribed, and obtain written approval of the practices from the Iowa Insurance Division.

For the years ended December 31, 2024, 2023, and 2022, the Company had no such permitted accounting practices.

MVA Prescribed Practice

The Company, with the explicit permission of the Commissioner, carries the assets of the Market Value Adjustment Separate Account (“MVA”) at amortized cost instead of fair value as required by SSAP No. 56, Separate Accounts (“SSAP No. 56”). The impact to the Company’s capital and surplus as a result of this prescribed practice was a decrease of $7.9 as of December 31, 2024, a decrease of $8.5 as of December 31, 2023, and a decrease of $8.2 as of December 31, 2022. The Company’s net income was decreased by $0.6 for the year ended December 31, 2024, its net loss was decreased by $0.3 for the year ended December 31, 2023, and its net income was decreased by $2.2 for the year ended December 31, 2022, as a result of the prescribed practice. The Company’s risk-based capital would not have triggered a regulatory event had the Company not used this prescribed practice.

The Company’s risk-based capital would not have triggered a regulatory event had the Company not used this prescribed practice.

4. Investments
Bonds and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 6,429	$ —	$ 57	$ 6,372
States, municipalities, and political subdivisions	56,491	—	5,591	50,900
Foreign other (par value - $1,476,869)	1,482,163	2,225	94,846	1,389,542
Foreign government (par value - $71,468)	75,982	—	16,921	59,061
Corporate securities	2,049,767	5,017	177,521	1,877,263
Residential mortgage-backed securities	77,361	5,403	6,281	76,484
Commercial mortgage-backed securities	73,409	3	16,031	57,382
Other asset backed securities	342,999	694	12,042	331,651
Total bonds	4,164,601	13,342	329,290	3,848,655
Preferred stocks	34,038	—	2,296	31,741
Common stocks	10,000	—	—	10,000
Total equity securities	44,038	—	2,296	41,741
Total	$ 4,208,639	$ 13,342	$ 331,586	$ 3,890,396

At December 31, 2023
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 9,755	$ —	$ 190	9,565
States, municipalities, and political subdivisions	70,972	—	5,764	65,209
Foreign other (par value - $2,686,484)	1,864,843	2,271	109,302	1,757,811
Foreign government (par value - $105,761)	82,536	88	14,467	68,157
Corporate securities	2,519,876	8,317	197,156	2,331,036
Residential mortgage-backed securities	101,079	5,823	6,755	100,147
Commercial mortgage-backed securities	111,351	6	19,983	91,374
Other asset backed securities	542,671	458	26,654	516,475
Total bonds	5,303,083	16,963	380,271	4,939,775
Preferred stocks	38,646	80	2,415	36,311
Common stocks	10,000	—	—	10,000
Total equity securities	48,646	80	2,415	46,311
Total	$ 5,351,729	$ 17,043	$ 382,686	$ 4,986,086

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2024	2023
	(In Thousands)
Cost or amortized cost	$ 4,164,601	$ 5,303,083
Adjustment for FX and below investment grade bonds	(4,509)	(2,103)
Carrying value	$ 4,160,092	$ 5,300,980

The aggregate fair value of bonds with unrealized losses and the time period that cost exceeded fair value are as follows:
	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total
	(In Thousands)
At December 31, 2024
Fair value	$ 288,011	$ 137,127	$ 2,874,048	$ 3,299,186
Unrealized loss	5,988	3,058	320,244	329,290

At December 31, 2023
Fair value	$ 207,212	$ 1,441,522	$ 2,942,067	$ 4,590,801
Unrealized loss	22,657	112,819	244,795	380,271

The amortized cost and fair value of investments in bonds at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Amortized Cost	Fair Value
	(In Thousands)
Maturity:
Due in 1 year or less	$ 277,690	$ 276,402
Due after 1 year through 5 years	830,846	802,269
Due after 5 years through 10 years	1,064,896	978,955
Due after 10 years	1,497,399	1,325,512
	3,670,831	3,383,138
Residential mortgage-backed securities	77,361	76,484
Commercial mortgage-backed securities	73,409	57,382
Other asset-backed securities	342,999	331,651
Total	$ 4,164,600	$ 3,848,655

The Company does not have direct exposure through investments in subprime mortgage loans as of December 31, 2024 and 2023.

The following table summarizes the Company’s indirect exposure through other investments as of December 31, 2024 and 2023, respectively:
	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
(In Thousands)
December 31, 2024
Residential mortgage-backed securities	$ 29,878	$ 26,531	$ 29,204	$ (78)
Structured securities	—	—	—	—
Total	$ 29,878	$ 26,531	$ 29,204	$ (78)

December 31, 2023
Residential mortgage-backed securities	$ 43,074	$ 38,988	$ 43,064	$ (299)
Structured securities	725	$ 605	533	—
Total	$ 43,799	$ 39,593	$ 43,597	$ (299)

The Company does not have underwriting exposure to subprime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage as of December 31, 2024 and 2023.

The following table shows prepayment penalty and acceleration fees at December 31, 2024, 2023, and 2022:
	General Account	Separate Account
December 31, 2024	(In Thousands)
Number of CUSIPs	7	1
Aggregate Amount of Investment Income	$ 290	$ 12

December 31, 2023
Number of CUSIPs	4	—
Aggregate Amount of Investment Income	$ 288	$ —

December 31, 2022
Number of CUSIPs	15	2
Aggregate Amount of Investment Income	$ 4,386	$ 373

Mortgage Loans and Real Estate

All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends. The Company's mortgage loans on real estate are commercial and residential mortgage loans, held for investment.

The maximum and minimum lending rates for commercial mortgage loans initiated during 2024 were 9.74% and 3.40%, respectively. The maximum and minimum lending rates for commercial mortgage loans initiated during 2023 were 9.96% and 1.10%, respectively. The maximum and minimum lending rates for residential  mortgage loans initiated during 2024 were 12.00% and 1.66%, respectively. The Company did not have any residential mortgage loans during 2023.

The Company did not have any taxes, assessments and any amounts advanced and not included in the mortgage loan total as of December 31, 2024 and 2023.

During 2024 and 2023, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 87% and 125%, respectively, on commercial properties.

The Company's commercial mortgage loans of $0.9 billion and $1.2 billion as of December 31, 2024 and 2023, respectively, were current, from an age analysis perspective. The amount of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement were $0.6 billion and $0.9 billion as of December 31, 2024 and 2023, respectively.

The Company had the following investments in impaired mortgage loans with or without an allowance for credit losses or in any impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2024 and 2023:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
a. 2024
1. With Allowance for Credit Losses	$ —	$ —	$ —	$ —	$ —	$ —	$ —
2. No Allowance for Credit Losses	—	—	—	—	21,118	—	21,118
3. Total (1+2)	—	—	—	—	21,118	—	21,118
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—

b. 2023
1. With Allowance for Credit Losses	$ —	$ —	$ —	$ —	$ —	$ —	$ —
2. No Allowance for Credit Losses	—	—	—	—	—	—	—
3. Total (1+2)	—	—	—	—	—	—	—
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—

The following table shows average recorded investment, interest income recognized, recorded investment on nonaccrual status and amount of interest income recognized using a cash-basis method of accounting as of December 31, 2024 and 2023:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2024
Average recorded investment	$ —	$ —	$ —	$ —	$ 21,118	$ —	$ 21,118
Interest income recognized	—	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—

December 31, 2023
Average recorded investment	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Interest income recognized	—	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—

Interest income on an impaired loan is accrued to extent it is deemed collectible and the loan continues to perform under its original or restructure terms. Interest income on defaulted loans is recognized when received.

The Company does not have any mortgage loans derecognized as a result of foreclosure as of December 31, 2024 and 2023.

Real Estate

The Company did not have any real estate transactions as of December 31, 2024 and 2023.

Net Realized Capital Gains and Losses

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2024	2023	2022
	(In Thousands)
Realized capital (losses) gains	$ (46,777)	$ (270,351)	$ 41,714
Amount transferred to IMR (net of related taxes of $(4,699) in 2024, $(6,450) in 2023, and $728 in 2022)	17,678	24,265	(2,737)
Federal income tax benefit (expense)	(9,447)	(6,459)	(42,421)
Net realized capital (losses)	$ (38,546)	$ (252,545)	$ (3,444)

Realized capital losses include losses of $25.2, $11.0, and $16.8 related to securities that have experienced other-than-temporary declines in value during 2024, 2023, and  2022, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $1.4 billion, $1.4 billion, and $1.4 billion in 2024, 2023, and 2022, respectively. Gross gains of $1.0, $17.5, and $11.7 and gross losses of $23.2, $242.4, and $5.8 during 2024, 2023, and 2022, respectively, were realized on those sales. A portion of the gains and losses realized in 2024, 2023, and 2022 has been deferred to future periods in the IMR.

The Company did not recognize any other-than-temporary impairments ("OTTI") in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) due to intent to sell or inability or lack of intent to hold to recovery as of the year ended December 31, 2024, 2023 and 2022.

The following table discloses in detail the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R, exclusive of intent impairments, as of December 31, 2024:
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
	(In Thousands)
86359DBX4	$ 4	$ —	$ 4	$ —	$ —	12/31/2024
02147RAT7	61	47	14	47	47	12/31/2024
17326DAJ1	76	71	5	71	71	12/31/2024
17326CBE3	122	102	20	102	102	12/31/2024
36245RAA7	497	478	19	478	478	12/31/2024
46631JAA6	584	571	13	571	571	12/31/2024
61758LAD1	1,385	1,364	21	1,364	1,364	12/31/2024
07386HZG9	1,855	1,831	24	1,831	1,831	12/31/2024
94982XAD4	654	752	(98)	752	752	12/31/2024
36185MAD4	91	89	2	89	89	12/31/2024
2254582C1	131	132	(1)	132	132	12/31/2024
00075WAP4	187	179	7	179	179	12/31/2024
761118QM3	1,610	1,581	29	1,581	1,581	12/31/2024
Total	XXX	XXX	$ 60	XXX	XXX	XXX

The total amount of OTTI's recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $0.1, $1.7, and $4.8 in 2024, 2023, and 2022, respectively.

The following table shows for the years ended December 31, 2024 and 2023, all impaired securities in the aggregate for which an OTTI has not been recognized in earnings as a realized loss, including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:

December 31, 2024
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
(In Thousands)
Less than 12 months	$ 500	$ 64,134
Greater than 12 months	40,802	463,321
Total	$ 41,302	$ 527,455

December 31, 2023
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
(In Thousands)
Less than 12 months	$ 5,925	$ 247,672
Greater than 12 months	65,968	954,716
Total	$ 71,893	$ 1,202,388

Impairments on Joint Ventures, Partnerships, and Limited Liability Companies

Impairments on joint venture, partnerships and limited liability company holdings are taken when it is determined that these values are not recoverable. The fair value of these investments is based upon the Company’s overall proportional ownership interest in the underlying partnership. The Company did not have any impairments for the years ended December 31, 2024 and 2023.

Investment Income

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Income:
Bonds	$ 214,744	$ 332,812	$ 390,992
Mortgage loans	55,278	64,942	102,573
Equity securities	1,650	2,093	2,866
Subsidiary	975	—	190,000
Contract loans	112	40	435
Other	30,478	30,584	31,228
Total investment income	303,237	430,471	718,093
Investment expenses	(14,277)	(14,959)	(20,189)
Net investment income	$ 288,960	$ 415,512	$ 697,904

The gross, nonadmitted and admitted amounts for interest income due and accrued are as follows:

Year ended December 31,
Interest Income Due and Accrued	2024	2023
(In Thousands)
1. Gross	$ 44,392	$ 61,429
2. Nonadmitted	$ 38	$ —
3. Admitted	$ 44,354	$ 61,429

All investment income due and accrued with amounts that are over 90 days past due were excluded from surplus. There was an immaterial amount of nonadmitted investment income due and accrued as of December 31, 2024. The Company did not have any amount of nonadmitted investment income due and accrued as of December 31, 2023.

The aggregate deferred interest amount and the cumulative amount of paid-in-kind ("PIK") interest included in the current principal balance are $12.6 and $0.0, respectively, as of December 31, 2024, and $11.9 and $0.1, respectively, as of December 31, 2023.

Federal Home Loan Bank Agreements

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (entered into advances) with the FHLB as part of the Company's liquidity strategy. The FHLB of Des Moines has determined the estimated maximum borrowing capacity as $7.8 billion at December 31, 2024. The Company has the ability to obtain funding from the FHLB based on a percentage of the value of its assets and subject to the availability of eligible collateral. The limit across all programs is 30% of the general and separate accounts' total assets of the Company, one quarter in arrears.

The amount of FHLB capital stock held, recorded in Common stock and investment in and advances to subsidiaries on the Company's financial statements is as follows:

	2024			2023
	General Account	Separate Account	Total	General Account	Separate Account	Total
(In Thousands)
Membership stock - Class A	$ —	$ —	$ —	$ —	$ —	$ —
Membership stock - Class B	10,000	—	10,000	10,000	—	10,000
Activity stock	—	—	—	—	—	—
Excess stock	—	—	—	—	—	—
Aggregate total	$ 10,000	$ —	$ 10,000	$ 10,000	$ —	$ 10,000

The actual collateral as determined by the Company is $0.0 at December 31, 2024 and 2023.

All FHLB membership stock is not eligible for redemption.

The amount of collateral pledged to FHLB at the end of the reporting period, and the maximum amount that was pledged to FHLB during the reporting period is as follows:

	Amount Pledged at End of Reporting Period			Maximum Amount Pledged During Reporting Period
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing

As of December 31, 2024
General account	$ —	$ —	$ —	$ 2,010	$ 2,008	$ 1,000
Separate account	—	—	—	—	—	—
Total	$ —	$ —	$ —	$ 2,010	$ 2,008	$ 1,000

As of December 31, 2023
General account	$ —	$ —	$ —	$ —	$ —	$ —
Separate account	—	—	—	—	—	—
Total	$ —	$ —	$ —	$ —	$ —	$ —

The Company did not have any outstanding borrowings from the FHLB as of December 31, 2024 and 2023, but incurred and paid an immaterial amount of interest expense on short-term borrowing activity during the year ended December 31, 2024. The Company did not engage in any FHLB borrowing during the years ended December 31, 2023 and 2022, and therefore did not incur any interest expense on short-term borrowings.

Since the Company does not have any outstanding FHLB borrowings at December 31, 2024, it is not currently subject to prepayment penalties.

Restricted Assets

The following table shows assets pledged as collateral or restricted at December 31, 2024:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account	Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Supporting General Account Activity**
(In Thousands)
FHLB capital stock	10,000	—	—	10,000	10,000	—	—	10,000	0.04%	0.04%
On deposit with states	4,962	—	—	4,962	10,070	(5,108)	—	4,962	0.02%	0.02%
Total restricted assets	$ 14,962	$ —	$ —	$ 14,962	$ 20,070	$ (5,108)	$ —	$ 14,962	0.06%	0.06%

* Subset of Total General Account Gross Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2024.

The following table shows assets pledged as collateral or restricted at December 31, 2023:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*
(In Thousands)
FHLB capital stock	10,000	—	10,000	10,000	—		10,000	0.04%	0.04%
On deposit with states	10,070	—	10,070	9,975	95	—	10,070	0.04%	0.04%
Total restricted assets	$ 20,070	$ —	$ 20,070	$ 19,975	$ 95	$ —	$ 20,070	0.08%	0.08%

* Subset of Total General Account Gross Restricted Assets
** Subset of Total Separate Account Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2023.

The Company did not have any collateral received and reflected as assets within its financial statements at December 31, 2024 and 2023.

5. Concentrations of Credit Risk
The Company held below investment grade corporate bonds with a carrying value of $137.8 and $166.9 and a fair value of $125.7 and $145.5 at December 31, 2024 and 2023, respectively. Those holdings amounted to 3.3% and 3.1% of the Company’s investments in bonds and 2.0% and 1.3% of total admitted assets excluding separate accounts, at December 31, 2024 and 2023, respectively. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company did not hold any unrated bonds  at December 31, 2024 and 2023, respectively.

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	As of December 31, 2024		As of December 31, 2023
	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Origination Loan-to-Value
0% - 50%	$ 481,979	50.2%	$ 596,393	49.4%
50% - 60%	198,891	20.7%	239,770	19.9%
60% - 70%	210,472	21.9%	246,333	20.4%
70% - 80%	69,286	7.2%	87,147	7.2%
Above 80%	—	— %	37,340	3.1%
Total	$ 960,628	100.0%	$ 1,206,983	100.0%

Debt Service Coverage Ratio
Greater than 1.5x	$ 592,904	61.7%	$ 876,208	72.6%
1.25x to 1.5x	111,157	11.6%	131,933	10.9%
1.0x to 1.25x	151,049	15.8%	134,080	11.1%
Less than 1.0x	46,504	4.8%	37,122	3.1%
Not Applicable*	59,014	6.1%	27,640	2.3%
Total	$ 960,628	100.0%	$ 1,206,983	100.0%

*Commercial mortgage loans secured by land or construction loans

If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral.

The following table shows the Company's mortgage loan portfolio diversification by property type:

	As of December 31, 2024		As of December 31, 2023
Property Type	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Retail	$ 242,561	25.3%	$ 337,561	28.0%
Apartments	247,240	25.7%	289,362	24.0%
Office	276,304	28.8%	323,892	26.8%
Industrial	78,427	8.2%	133,487	11.1%
Other	59,347	6.2%	25,778	2.1%
Hotel/Motel	30,750	3.2%	57,021	4.7%
Mixed Use	25,998	2.7%	39,881	3.3%
Total	$ 960,627	100.1%	$ 1,206,983	100.0%

The following table shows the Company's mortgage loan portfolio diversification by region:

	As of December 31, 2024		As of December 31, 2023
Region	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Pacific	$ 229,753	23.9%	$ 258,558	21.4%
South Atlantic	148,400	15.4%	178,131	14.7%
West South Central	49,755	5.2%	64,663	5.3%
East North Central	140,402	14.6%	240,528	19.9%
Middle Atlantic	233,798	24.3%	278,376	23.1%
Mountain	120,732	12.6%	145,555	12.1%
West North Central	9,565	1.0%	13,957	1.2%
New England	13,253	1.4%	23,904	2.0%
East South Central	14,968	1.6%	3,311	0.3%
Total	$ 960,628	100.0%	$ 1,206,983	100.0%

The following table shows the carrying value of the Company's mortgage loan portfolio breakdown by year of origination:
Year of Origination	As of December 31, 2024	As of December 31, 2023
	(In Thousands)
2024	$ 25,688	$ —
2023	11,930	5,544
2022	21,395	28,134
2021	10,713	8,917
2020	28,205	38,948
2019	57,298	66,042
2018	194,033	246,390
2017	102,414	138,636
2016	144,229	160,309
2015	94,730	101,117
2014 and prior	269,992	412,946
Total	$ 960,628	$ 1,206,983

6. Reserves
At December 31, 2024, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	A. INDIVIDUAL ANNUITIES
		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
		(In Thousands)
	(1) Subject to discretionary withdrawal:
	a. With market value adjustment	$ 3,553,122	$ 87,499	$ —	$ 3,640,621	26.8%
	b. At book value less current surrender charge of 5% or more	789,563	164	—	789,727	5.8%
	c. At fair value	—	—	6,772,990	6,772,990	49.8%
	d. Total with market value adjustment or at fair value (total of a through c)	4,342,685	87,663	6,772,990	11,203,338	82.4%
	e. At book value without adjustment (minimal or no charge or adjustment)	2,033,325	4,393	—	2,037,718	15.0%

	(2) Not subject to discretionary withdrawal	351,778	—	—	351,778	2.6%
	(3) Total (gross: direct + assumed)	6,727,788	92,056	6,772,990	13,592,834	100.0%
	(4). Reinsurance ceded	1,646,258	—	—	1,646,258
	(5) Total (net) (3) - (4)	5,081,530	92,056	6,772,990	11,946,576

	(6) Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	442,697	—	—	442,697

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

	B. GROUP ANNUITIES
		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
		(In Thousands)
	(1) Subject to discretionary withdrawal:
	a. With market value adjustment	$ 116,740	$ 121,126	$ —	$ 237,866	2.2%
	b. At book value less current surrender charge of 5% or more	23,198	1,819	—	25,018	0.2%
	c. At fair value	—	—	10,570,193	10,570,193	97.0%
	d. Total with market value adjustment or at fair value (total of a through c)	139,938	122,945	10,570,193	10,833,077	99.4%
	e. At book value without adjustment (minimal or no charge or adjustment)	65,349	100	—	65,449	0.6%

	(2) Not subject to discretionary withdrawal	—	—	—	—	— %
	(3) Total (gross: direct + assumed)	205,288	123,045	10,570,193	10,898,526	100.0%
	(4). Reinsurance ceded	88,597	—	—	88,597
	(5) Total (net) (3) - (4)	116,690	123,045	10,570,193	10,809,929

	(6) Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	1	—	—	1

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

C. DEPOSIT-TYPE CONTRACTS (no life contingencies):
		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
		(In Thousands)
	(1) Subject to discretionary withdrawal:
	a. With market value adjustment	$ —	$ —	$ —	$ —	— %
	b. At book value less current surrender charge of 5% or more	—	—	—	—	— %
	c. At fair value	—	—	—	—	— %
	d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	— %
	e. At book value without adjustment (minimal or no charge or adjustment)	58,183	—	—	58,183	35.9%

	(2) Not subject to discretionary withdrawal	103,788	—	—	103,788	64.1%
	(3) Total (gross: direct + assumed)	161,971	—	—	161,971	100.0%
	(4). Reinsurance ceded	142,839	—	—	142,839
	(5) Total (net) (3) - (4)	19,132	—	—	19,132

	(6) Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	—	—	—	—

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

D.
	Life & Accident & Health Annual Statement:	Amount
		(In Thousands)
(1)	Exhibit 5, Annuities Section, Total (net)	$ 5,179,538
(2)	Exhibit 5, Supplemental Contracts with Life Contingencies Section, Total (net)	18,683
(3)	Exhibit 7, Deposit - Type Contracts, line 14, column 1	19,132
(4)	Subtotal (1+2+3)	$ 5,217,353

	Separate Accounts Annual Statement:
(5)	Exhibit 3, line 0299999, column 2	$ 17,558,283
(6)	Exhibit 3, line 0399999, column 2	—
(7)	Policyholder dividend and coupon accumulations	—
(8)	Policyholder premiums	—
(9)	Guaranteed interest contracts	—
(10)	Other contract deposit funds	—
(11)	Subtotal (5+6+7+8+9+10)	$ 17,558,283
(12)	Combined total (4+11)	$ 22,775,636

Analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2024  are summarized as follows:

	Account Value	Cash Value	Reserve
	(In Thousands)
General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a.Term Policies with Cash Value	$ —	$ —	$ —
b.Universal Life	199,621	199,020	236,982
c.Universal Life with Secondary Guarantees	—	—	—
d.Indexed Universal Life	—	—	—
e.Indexed Universal Life with Secondary Guarantees	—	—	—
f.Indexed Life	—	—	—
g.Other Permanent Cash Value Life Insurance	61,029	60,325	326,445
h.Variable Life	—	—	—
i.Variable Universal Life	4,721	4,721	4,721
j.Miscellaneous Reserves	—	—	3,349
(2) Not Subject to Discretionary Withdrawal or No Cash Value:
a.Term Policies without Cash Value	XXX	XXX	4,012
b.Accidental Death Benefits	XXX	XXX	—
c.Disability - Active Lives	XXX	XXX	1,027
d.Disability - Disabled Lives	XXX	XXX	1,448
e.Miscellaneous Reserves	XXX	XXX	4,878
(3) Total (gross: direct + assumed)	265,371	264,066	582,863
(4) Reinsurance Ceded	265,371	264,066	582,863
(5) Total (net) (3) - (4)	—	—	—

	Account Value	Cash Value	Reserve
(In Thousands)

(1) Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
a.Term Policies with Cash Value	—	—	—
b.Universal Life	—	—	—
c.Universal Life with Secondary Guarantees	—	—	—
d.Indexed Universal Life	—	—	—
e.Indexed Universal Life with Secondary Guarantees	—	—	—
f.Indexed Life	—	—	—
g.Other Permanent Cash Value Life Insurance	—	—	—
h.Variable Life	—	—	—
i.Variable Universal Life	—	—	—
j.Miscellaneous Reserves	—	—	—
(2) Not Subject to Discretionary Withdrawal or No Cash Value:
a.Term Policies without Cash Value	XXX	XXX	—
b.Accidental Death Benefits	XXX	XXX	—
c.Disability - Active Lives	XXX	XXX	—
d.Disability - Disabled Lives	XXX	XXX	—
e.Miscellaneous Reserves	XXX	XXX	—
(3) Total (gross: direct + assumed)	—	—	—
(4) Reinsurance Ceded	—	—	—
(5) Total (net) (3) - (4)	—	—	—

	Account Value	Cash Value	Reserve
(In Thousands)

(1) Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
a.Term Policies with Cash Value	$ —	$ —	$ —
b.Universal Life	—	—	—
c.Universal Life with Secondary Guarantees	—	—	—
d.Indexed Universal Life	—	—	—
e.Indexed Universal Life with Secondary Guarantees	—	—	—
f.Indexed Life	—	—	—
g.Other Permanent Cash Value Life Insurance	—	—	—
h.Variable Life	—	—	—
i.Variable Universal Life	39,294	39,244	39,244
j.Miscellaneous Reserves	—	—	—
(2) Not Subject to Discretionary Withdrawal or No Cash Value:
a.Term Policies without Cash Value	XXX	XXX	—
b.Accidental Death Benefits	XXX	XXX	—
c.Disability - Active Lives	XXX	XXX	—
d.Disability - Disabled Lives	XXX	XXX	—
e.Miscellaneous Reserves	XXX	XXX	—
(3) Total (gross: direct + assumed)	39,294	39,244	39,244
(4) Reinsurance Ceded	—	—	—
(5) Total (net) (3) - (4)	39,294	39,244	39,244

Life & Accident & Health Annual Statement:		Amount
(In Thousands)
(1)	Exhibit 5, Life Insurance Section, Total (net)	$ —
(2)	Exhibit 5, Accidental Death Benefits Section, Total (net)	—
(3)	Exhibit 5, Disability - Active Lives Section, Total (net)	—
(4)	Exhibit 5, Disability - Disabled Lives Section, Total (net)	—
(5)	Exhibit 5, Miscellaneous Reserves Section, Total (net)	—
(6)	Subtotal (1+2+3+4+5)	$ —

Separate Accounts Annual Statement:
(7)	Exhibit 3, line 0199999, column 2	$ 39,244
(8)	Exhibit 3, line 0499999, column 2	—
(9)	Exhibit 3, line 0599999, column 2	—
(10)	Subtotal (7+8+9)	$ 39,244
(11)	Combined total (6+10)	$ 39,244

      Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2024 and 2023 are as follows:
Type	Gross	Net of Loading
	(In Thousands)
December 31, 2024
Ordinary renewal	$ (33,956)	$ (33,956)
Group Life	28	28
Group Annuity	(58)	(58)
Totals	$ (33,985)	$ (33,985)

December 31, 2023
Ordinary renewal	(69,711)	(69,711)
Group Life	45	45
Group Annuity	(112)	(112)
Totals	$ (69,778)	$ (69,778)

7. Employee Benefit Plans
The Company's workforce in its entirety is directly employed by VSC, and not by the Company itself. VSC created and sponsors the Venerable 401 (k) Savings Plan (the “Venerable Savings Plan”). The Venerable Savings Plan is a tax qualified defined contribution plan. Substantially all employees of VSC are eligible to participate, and are automatically enrolled in the Venerable Savings Plan with a minimum deferral of 3% of eligible compensation (unless participation is affirmatively declined). The automatic deferral percentage increases by 1% of eligible compensation up to a maximum of 6% on an annual basis. VSC will also match employee pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a four year graded vesting schedule. All contributions made to the Savings Plan were subject to certain limits imposed by applicable law. Venerable Savings Plan benefits are not guaranteed by the Pension Benefit Guaranty Corporation ("PBGC"). The Venerable Savings Plan may also allocate amongst eligible participants, a profit sharing contribution of up to a maximum 4% of eligible compensation. Amounts allocated to the Company for the Venerable Savings Plan were $3.9, $3.5, and $3.1 for the years ended December 31, 2024, 2023, and 2022, respectively.
The Company is a party to a deferred compensation plan for eligible employees of VSC and certain other individuals who meet the eligibility criteria. The liability for the deferred compensation commitment for VSC's employees is held on VSC and fluctuates with market conditions. The Company has no legal obligation for benefits under the plan. Amounts allocated to the Company were  $0.3, $0.1, and $(0.2) for the years ended December 31, 2024, 2023, and 2022, respectively.
Certain VSC employees participate in the equity incentive plans of Venerable Holdings (the "Plans"). The Plans permit Venerable Holdings to grant equity awards to participants, subject to vesting. The Company has no legal obligation for benefits under the Plans. Venerable Holdings allocates expenses associated with the Plans to its direct and indirect subsidiaries including the Company, in accordance with systematic cost allocation methods. Amounts allocated to the Company for the Plans were $4.0, $8.1 and $2.7 for the years ended December 31,  2024, 2023, and 2022, respectively.

8. Separate Accounts
Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:
	Indexed	Non-Indexed Guarantee Less than/equal to 4%	Non-Guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2024
Premium, consideration or deposits for the year	$ —	$ 6	$ 9,896	$ 9,902

Reserves for separate accounts with assets at:
Fair value	$ —	$ —	$ 17,382,426	$ 17,382,426
Amortized cost*	—	215,101	—	215,101
Total separate account reserves	$ —	$ 215,101	$ 17,382,426	$ 17,597,527
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$ —	$ 215,101	$ —	$ 215,101
At fair value	—	—	17,382,426	17,382,426
Subtotal	—	215,101	17,382,426	17,597,527
Total separate account aggregate reserves	$ —	$ 215,101	$ 17,382,426	$ 17,597,527

	Indexed	Non-Indexed Guarantee Less than/equal to 4%	Non-Guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2023
Premium, consideration or deposits for the year	$ —	$ 13	$ 12,430	$ 12,443

Reserves for separate accounts with assets at:
Fair value	$ —	$ —	$ 18,199,429	$ 18,199,429
Amortized cost*	—	247,496	—	247,496
Total separate account reserves	$ —	$ 247,496	$ 18,199,429	$ 18,446,925

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$ —	$ 247,496	$ —	$ 247,496
At fair value	—	—	18,199,429	18,199,429
Subtotal	—	247,496	18,199,429	18,446,925
Total separate account aggregate reserves	$ —	$ 247,496	$ 18,199,429	$ 18,446,925

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2024 and 2023, the Company reported assets and liabilities from the following product lines in a separate account: Individual Annuity, Group Annuity, Individual Life and Group Life.

Some assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type, as of December 31, 2024 and 2023:
Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets*
	(In Thousands)
December 31, 2024
Individual Annuity	$ 6,781,807	$ 100,748
Group Annuity	10,583,954	134,664
Individual Life	9,501	—
Group Life	29,794	—
Total	$ 17,405,056	$ 235,412

December 31, 2023
Individual Annuity	$ 7,126,998	$ 117,563
Group Annuity	11,064,808	156,805
Individual Life	9,995	—
Group Life	25,592	—
Total	$ 18,227,393	$ 274,368
* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

Separate account assets for products registered with the U.S. Securities and Exchange Commission ("SEC") totaled $17.6 billion and $18.5 billion as of the years ended December 31, 2024 and 2023, respectively. The Company did not have any separate account assets from products excluded from registration as of December 31, 2024 and 2023.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:
Year ended	Risk Charges
(In Thousands)

2024	$ 129,991
2023	141,483
2022	154,011
2021	166,800
2020	175,289

Total separate account guarantees paid by the Company’s general account are as follows:
Year ended	Guarantees Paid
(In Thousands)
2024	$ 23,466
2023	32,196
2022	46,302
2021	26,078
2020	33,298

The Company does not engage in securities lending transactions within its separate accounts.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$ 9,902	$ 12,386	$ 19,805
Transfers from separate accounts	(2,923,652)	(2,375,019)	(2,418,363)
Transfers as reported in the Statements of Operations	$ (2,913,750)	$ (2,362,633)	$ (2,398,558)

The aggregate fair value of equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2024 and 2023, was $17.4 billion and $18.2 billion, respectively.

The Company has products classified within the separate account for which the investment directive is not determined by the contract holder. If these investments had been included in the general account, the Company would not have exceeded the investment limitations imposed on the general account.

The Company has separate account assets for which less than 100% of investment proceeds, net of contract fees and assessments, are attributed to the contract holder. The reinvestment of these investment proceeds within the separate account would not have resulted in a combined investment portfolio that exceeds the state investment limitations imposed on the general account.

9. Federal Income Taxes
The Inflation Reduction Act ("Act") was enacted on August 16, 2022 and included a new corporate alternative minimum tax ("CAMT"). The Company has determined that it is not liable for the CAMT in 2024 and 2023.

The Company is a party to a federal tax sharing agreement with members of the Company's affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The federal tax sharing agreement provides that the Company pay its subsidiaries for the tax benefits of ordinary and capital losses only to the extent the consolidated tax group actually uses the tax benefit of losses generated.

For the year ended December 31, 2024, the following is a list of affiliated companies that participated in the filing of the Company's consolidated federal income tax return:

Venerable Insurance and Annuity Company	VA Capital Company LLC
Corporate Solutions Life Reinsurance Company	VIAC Services Company
Venerable Holdings, Inc.

The method of allocation between the companies is subject to written agreement. Tax payments are made or refunds received from its affiliates in amounts equal to the lesser of the consolidated tax liability or the amounts as if separate tax returns were filed with federal taxing authorities. Under the intercompany tax sharing agreement, the Company had a payable of $74.8 at December 31, 2024 to CSLR, its subsidiary, for federal income taxes.

For the years ended December 31, 2023, and 2022, the following is a list of affiliated companies that participated in the filing of the Company's consolidated federal income tax return:

Venerable Insurance and Annuity Company
Corporate Solutions Life Reinsurance Company

Under the intercompany tax sharing agreement, the Company recorded a payable of $54.8 at December 31, 2023 to its subsidiary CSLR, for its portion of the consolidated federal income taxes.

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Federal tax benefit on operations	$ —	$ (6,459)	$ (42,421)
Federal tax expense (benefit) on capital gain/losses	—	6,459	42,421
Total current tax expense (benefit) incurred	$ —	$ —	$ —

The components of deferred tax asset and deferred tax liability  that make up a Net Deferred Tax Asset (DTA) at December 31, 2024 and 2023 are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross DTAs	$ 733,218	$ 49,247	$ 782,465	$ 772,336	$ —	$ 772,336	$ (39,118)	$ 49,247	$ 10,129
Statutory Valuation Allowance Adjustments	679,725	49,247	728,972	630,820	—	630,820	48,905	49,247	98,152
Adjusted gross DTAs	53,493	—	53,493	141,516	—	141,516	(88,023)	—	(88,023)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—
Admitted Adjusted Gross DTAs	53,493	—	53,493	141,516	—	141,516	(88,023)	—	(88,023)
Gross Deferred tax liabilities	53,493	—	53,493	73,991	67,525	141,516	(20,498)	(67,525)	(88,023)
Net Admitted Adjusted Gross DTAs	$ —	$ —	$ —	$ 67,525	$ (67,525)	$ —	$ (67,525)	$ 67,525	$ —

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2024 and December 31, 2023 are as follows:

		December 31, 2024			December 31, 2023			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(In Thousands)
a.	Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
b.	Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a)) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—	—	—	—	—	—	—
	1. Adjusted gross DTAs expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
	2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	239,041	XXX	XXX	270,393	XXX	XXX	(31,352)
c.	Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	53,493	—	53,493	141,516	—	141,516	(88,023)	—	(88,023)
d.	Deferred tax assets admitted as the result of application SSAP No. 101 Total	$ 53,493	$ —	$ 53,493	$ 141,516	$ —	$ 141,516	$ (88,023)	$ —	$ (88,023)

The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation is as follows:
	2024	2023
	(Amounts in Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	789.7%	831.2%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$ 1,593,608	$ 1,802,623

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
(Amounts in Thousands)
Adjusted gross DTAs	$ 53,493	$ —	$ 141,516	$ —	$ (88,023)	$ —
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$ 53,493	$ —	$ 141,516	$ —	$ (88,023)	$ —
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Does the Company's tax-planning strategies include the use of reinsurance?					Yes_____	No___X__

The significant components of deferred tax assets and deferred tax liabilities are as follows:
	December 31, 2024	December 31, 2023	Change
	(In Thousands)
Deferred Tax Assets
Ordinary:
Policyholder reserves	$ 13,256	$ 25,929	$ (12,673)
Investments	110,857	123,899	$ (13,042)
Deferred acquisition costs	1,659	—	$ 1,659
Compensation and benefits accrual	4,232	3,733	$ 499
Receivables - nonadmitted	1,812	64,812	$ (63,000)
Tax credit carry-forward	46,747	5,895	$ 40,852
Net operating loss	539,920	543,293	$ (3,373)
Other	14,735	4,776	$ 9,959
Subtotal	733,218	772,336	(39,119)
Statutory valuation allowance adjustment	679,725	630,820	48,905
Nonadmitted	—	—	—
Admitted ordinary deferred tax assets	$ 53,493	$ 141,516	$ (88,023)
Capital:
Investments	$ 39,800	$ —	$ 39,800
Net capital loss carry-forward	9,447	—	9,447
Subtotal	49,247	—	49,247
Statutory valuation allowance adjustment	49,247	—	49,247
Admitted capital deferred tax assets	$ —	$ —	$ —
Admitted deferred tax assets	$ 53,493	$ 141,516	$ (88,023)

Deferred Tax Liabilities
Ordinary:
Investments	$ 35,440	$ 41,562	$ (6,122)
Policyholder reserves	1,712	13,541	(11,829)
Other	16,341	18,888	(2,547)
Subtotal	$ 53,493	$ 73,991	$ (20,498)
Capital:
Investments	$ —	$ 67,525	$ (67,525)
Other	—	—	—
Subtotal	—	67,525	(67,525)
Total deferred tax liabilities	$ 53,493	$ 141,516	$ (88,023)

Net deferred tax assets/liabilities	$ —	$ —	$ —

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. Considering the historical financial information and projections of future taxable losses, we have determined that it is more likely than not, the portion of gross deferred tax assets subject to reversal from future taxable income exclusive of the reversing of temporary differences, will not be realized as of December 31, 2024. As of December 31, 2024 and 2023, the Company had valuation allowances of $729.0 and $630.8, respectively.

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are as follow:

	Year ended December 31
	2024		2023		2022
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	(Amounts In Thousands)
Ordinary income (loss)	$ 53,757		$ 154,757		$ 158,220
Capital gain (loss)	(29,099)		(246,086)		38,977
Total pretax income (loss)	24,658		(91,329)		197,197
Expected tax expense (benefit) at 21% statutory rate	5,178	21.0%	(19,179)	21.0%	41,411	21.0%
Increase (decrease) in actual tax reported resulting from:
Reinsurance	(107,781)	(437.1) %	—	— %	—	— %
Prior period adjustment related to tax credit	(40,852)	(165.7) %	—	— %	—	— %
Dividends received deduction	(8,942)	(36.3) %	(11,349)	12.4%	(10,899)	(5.5) %
Interest maintenance reserve	(4,782)	(19.4) %	(8,892)	9.7%	(2,632)	(1.3) %
Reinsurance Gain	(3,460)	(14.0) %	20,160	(22.1) %	(2,534)	(1.3) %
Reserve basis change	—	— %	3,334	(3.7) %	—	— %
Change in valuation allowance	98,152	398.0%	83,190	(91.1) %	8,347	4.2%
Prior year tax	2,470	10.0%	(1,658)	1.8%	8,064	4.1%
Intercompany dividend	—	— %	—	— %	(39,900)	(20.2) %
Other	(436)	(1.8) %	(80)	0.1%	(125)	(0.1) %
Total income tax reported	$ (60,453)	(245.2) %	$ 65,526	(71.7) %	$ 1,732	0.9%

Current income taxes incurred	$ —	— %	$ —	— %	$ —	— %
Change in deferred income tax*	(60,453)	(245.2) %	65,526	(71.7) %	1,732	0.9%
Total income tax reported	$ (60,453)	(245.2) %	$ 65,526	(71.7) %	$ 1,732	0.9%

* Excluding tax on unrealized gains (losses) and other surplus items

The Company is not currently under examination by any taxing authorities as of the years ended December 31, 2024 and 2023, with years 2021, 2022, and 2023 still open for examination.

As of December 31, 2024, the Company's tax credit carry forwards are as follows:

	Tax Year	Amount	Year Expires
Foreign Tax Credit	2021	$ 17,783	2031
Foreign Tax Credit	2022	5,954	2032
Foreign Tax Credit	2023	11,814	2033
Foreign Tax Credit	2024	2,550	2034
R&D Credit	2021	4,740	2041
R&D Credit	2022	1,156	2042
R&D Credit	2023	1,892	2043
General Business Credit	2023	860	2043
Total		$ 46,749

As of December 31, 2024 the Company's net operating loss carry forwards originated and expire as follows:
Year of Origination	Year of Expiration	Amount
		(In Thousands)
2018	N/A	$ 446,621
2019	N/A	653,786
2020	N/A	87,480
2021	N/A	1,366,201
2023	N/A	$ —
2024	N/A	$ 16,960

There are no amounts of federal income tax incurred that will be available for recoupment in the event of future net losses from 2024, 2023, and 2022.

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2024.

The Company has no unrecorded tax liability as of December 31, 2024 and December 31, 2023.

The Company does not have any nonadmitted state tax credits at December 31, 2024 or 2023.

The Company does not have any tax loss contingencies as of December 31, 2024 and 2023.

The Company recognizes accrued interest and penalties related to tax contingencies in federal income taxes and federal income tax expense on the balance sheets and statements of operations, respectively. The Company had no accrued interest as of December 31, 2024, 2023, and 2022.

       10. Investment in Subsidiaries

The Company has two direct, wholly-owned subsidiaries as of December 31, 2024, 2023, and 2022, Rocky Range and CSLR.

Rocky Range, an insurance company domiciled in the State of Arizona that is licensed as a pure captive reinsurer by the DIFI, is a direct, wholly-owned subsidiary of the Company. The Company no longer reinsures any business to Rocky Range as of June 1, 2021, and Rocky Range maintains capital of $0.3 (minimum capital of $0.1 is required as prescribed under Arizona Revised Statutes Section 20-1096.03(A)(6)).
CSLR, authorized in 49 states and the District of Columbia, operates as a reinsurance company and primarily assumes deferred variable annuity GMDB, GMWB, and GMIB riders, payout annuity contracts, and also assumes smaller blocks of structured settlements, group long-term disability, and ordinary life insurance business. The Company is a party to a reinsurance agreement with CSLR under which the Company cedes its deferred variable annuity and payout annuity business to CSLR, effective June 1, 2021.

Pursuant to SSAP No. 97, Investments in Subsidiary Controlled and Affiliated entities, the Company reports its investments in Rocky Range and CSLR based on the subsidiary's statutory surplus.

The carrying values, recorded in Common stock and investment in advances to subsidiaries on the Company's financial statements as of December 31, 2024 and 2023 are as follows:

December 31
	2024	2023
(In Thousands)
Rocky Range	$ 250	$ 250
CSLR	$ 1,188,799	$ 1,203,395
Total carrying value of subsidiaries	$ 1,189,049	$ 1,203,645

Summarized financial information of the Company's subsidiary of Rocky Range for the years ended December 31, 2024, 2023, and 2022 are as follows:

	December 31
	2024	2023	2022
	(In Thousands)
Revenues	$ 9	$ 12	$ 13
Income (Loss) before net realized gains and losses	—	—	—
Net (loss) income	—	—	—
Admitted assets	250	250	250
Liabilities	—	—	—

Summarized financial information of the Company's subsidiary of CSLR for the year ended December 31, 2024, 2023, and 2022 are as follows:

	December 31
	2024	2023	2022
	(In Thousands)
Revenues	$ (74,533)	$ 3,462,959	$ 2,940,751
Income (Loss) before net realized gains and losses	(127,968)	1,612,659	1,046,457
Net (loss) income	(591,945)	(189,944)	1,043,435
Admitted assets	17,896,146	21,662,094	21,280,612
Liabilities	16,481,003	20,232,578	19,642,055

11. Reinsurance
The Company utilizes reinsurance transactions to manage its overall risk profile. The Company bases its selection of a reinsurer on the financial strength of the reinsurer. Reinsurance treaties can be either in the form of ceding or assuming and are structured as monthly or yearly renewable term, coinsurance, modified coinsurance, funds withheld or a combination thereof. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the Company’s primary liability as the direct insurer of the risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

The Company did not have any assumed premiums for the years ended December 31, 2024, 2023 and 2022.

Reinsurance Transactions

The Company is a party to a reinsurance agreement with CSLR, its direct, wholly-owned subsidiary, under which the Company cedes on a coinsurance and modified coinsurance basis, its deferred variable annuity business and payout annuity business to CSLR, with the Company retaining administration of such reinsured contracts. Upon annuitization, the Company recaptured the net liability associated with the GMIB contracts from CSLR as they occurred. Effective January 1, 2023, the recapture of the Company's GMIB-annuitized contracts from CSLR was paused. GMIB annuitizations occurring on January 1, 2023 and through at least December 31, 2025 at a minimum, remain reinsured to CSLR. The Company ceded coinsurance reserves of $6.7 billion and $7.5 billion as of December 31, 2024 and 2023, respectively. The Company held modified coinsurance reserves of $17.2 billion and $18.1 billion as of  December 31, 2024 and 2023, respectively. The Company received/accrued $135.9 as of December 31, 2024 to CSLR and paid/accrued $112.8 to CSLR as of December 31, 2023, related to reinsurance activity. CSLR maintains a variable annuity hedge program that is designed to mitigate market risk arising primarily from the minimum guarantees within the variable annuity products it assumes from the Company and other cedant insurers, whose economic costs are primarily dependent on future equity market returns, interest rate levels, equity volatility levels and policyholder behavior. The hedge target of the variable annuity hedge program is regulatory and economic capital and their sensitivities to immediate market movements.

The Company cedes 100% of its previously issued, fixed and fixed indexed annuity contracts to Athene Annuity Re Ltd. ("AARe") and Athene Annuity and Life Company ("AAIA", formerly known as Athene Annuity & Life Assurance Company ("AADE"), pursuant to Athene Holding, Ltd. ("Athene")'s merger of AADE with and into AAIA, effective October 11, 2024, with AAIA being the surviving entity). AARe and AAIA (formerly AADE), are indirect and wholly-owned subsidiaries of Athene, an affiliate of the Company.

The Company is a party to a reinsurance agreement with AARe, a Bermuda reinsurer and an indirect, wholly owned subsidiary of Athene, an affiliate of the Company. Under this agreement, the Company cedes on a modified coinsurance basis, an eighty percent (80%) quota share of certain liabilities with respect to certain fixed annuity business, and an eighty percent (80%) quota share of the net liability associated with the GMIB-annuitized contracts as they arise out of the variable annuity business of the Company (including GMIB-annuitized contracts recaptured from CSLR, as noted above). Under this modified coinsurance agreement, the Company holds all related assets and reserves on the balance sheet, with an additional modified coinsurance adjustment recorded within reinsurance recoverables representing balances due to or due from AARe. This modified coinsurance adjustment fluctuates with valuation changes in the related assets and liabilities such that all results are transferred to AARe with no net impact to the Company. Effective January 1, 2023 and through at least December 31, 2025 at a minimum, the Company paused its reinsurance of GMIB annuitizations to AARe. GMIB-annuitized contracts remain reinsured to CSLR, pursuant to the coinsurance and modified coinsurance agreement in place between the Company and CSLR as described above. The Company held $5.4 billion and $6.8 billion in reserves as of December 31, 2024 and 2023, respectively, on behalf of AARe, and received/accrued $1.6 billion and $1.7 billion from AARe as of December 31, 2024 and 2023, respectively, related to reinsurance activity.

The Company is a party to a reinsurance agreement with AAIA (formerly known as AADE, pursuant to Athene's merger of AADE with and into AAIA, effective October 11, 2024), an insurance company domiciled in the State of Delaware and an indirect wholly-owned subsidiary of Athene, an affiliate of the Company. Under this agreement, the Company cedes on a coinsurance and modified coinsurance basis, a twenty percent (20%) quota share of certain liabilities with respect to certain fixed annuity business, and a twenty percent (20%) quota share of the net liability associated with the GMIB-annuitized contracts as they arise out of the variable annuity business of the Company (including GMIB-annuitized contracts recaptured from CSLR, as noted above). Under the coinsurance agreement, all assets and liabilities are transferred to AAIA and are not presented on the Company's balance sheet. Effective January 1, 2023 and through at least December 31, 2025 at a minimum, the Company paused its reinsurance of GMIB annuitizations to AAIA. GMIB-annuitized contracts remain reinsured to CSLR, pursuant to the coinsurance and modified coinsurance agreement in place between the Company and CSLR as described above. The Company ceded coinsurance reserves of $1.3 billion and $1.7 billion to AAIA as of December 31, 2024 and 2023, respectively, and held $33.7 and $38.7 in modified coinsurance reserves as of December 31, 2024 and 2023, respectively. The Company received/accrued $399.6 and $420.0 from AAIA as of December 31, 2024 and 2023, respectively, related to reinsurance activity.

Effective July 1, 2023, the Company recaptured $2.8 billion of its GMIB-annuitizations and fixed payout annuities previously ceded to AARe and to AAIA (formerly known as AADE). Upon recapture, the Company ceded these contracts to CSLR. Annuitizations of the Company's fixed annuity contracts occurring on July 1, 2023 and thereafter will continue to be reinsured to AARe and AAIA, pursuant to the coinsurance and modified coinsurance agreements noted above. The reinsurance pause of the Company's GMIB-annuitized contracts to AARe and AAIA remains in place through at least December 31, 2025, as detailed above.

The Company reinsures its remaining business to third party reinsurers. The Company ceded coinsurance reserves of $719.6 and held 262.3 in modified coinsurance reserves as of December 31, 2024 related to these agreements. The Company's combined coinsurance and modified coinsurance reserves were $1,027.9 as of December 31, 2023. Of this reinsurance activity as of December 31, 2024 and 2023, the most notable is the reinsurance agreement with ReliaStar, an insurance company domiciled in the State of Minnesota and an indirect wholly-owned subsidiary of Voya Financial. Under this agreement, the Company cedes on a coinsurance and modified coinsurance basis, its traditional individual life insurance, supplemental contracts consisting of life insurance proceeds, and certain deferred annuity and investment-only policies of the Company.

The Company also serves as a third-party administrator for certain closed blocks of business on behalf of Voya Retirement Insurance and Annuity Company ("VRIAC"), an indirect wholly-owned subsidiary of Voya Financial.

12. Capital and Surplus
Under Iowa insurance regulations, the Company is required to maintain a minimum total capital and surplus of the greater of $5.0 or Risk Based Capital ("RBC"). Additionally, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the greater of (1) 10% of the insurer's policyholder surplus as of the preceding December 31; or (2) the insurer's net gain from operations for the twelve-month period ended the preceding December 31, in each case determined in accordance with statutory accounting principles. Dividends are paid as determined by the Company's Board of Directors. An extraordinary dividend or distribution cannot be paid without the prior approval of the Iowa Insurance Division.  In addition, no dividend or other distribution exceeding an amount equal to an insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval.

A surplus note with a carrying value of $75.0 as of December 31, 2024 was issued to VRIAC, an insurance company domiciled in the State of Connecticut and at the time of issue, an affiliate of the Company. The principal amount at issue on December 29, 2004 was $175.0, with December 29, 2034 as the date of maturity. As of December 31, 2024, a total of $100.0 in life-to-date principal payments have been made. Interest expense for the years ended December 31, 2024, 2023 and 2022 was $4.8, $4.9 and $7.2, respectively. As of December 31, 2024 a total of $205.3 in interest expense has been recognized life-to-date. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2024, 2023 and 2022.
A surplus note with a carrying value of $75.0 as of December 31, 2024 was issued to ReliaStar, an insurance company domiciled in the State of Minnesota and at the time of issue, an affiliate of the Company. The principal amount at issue on December 29, 2004 was $175.0, with December 29, 2034 as the date of maturity. As of December 31, 2024, a total of $100.0 in life-to-date principal payments have been made. Interest expense for the years ended December 31, 2024, 2023 and 2022 was $4.8, $4.9 and $7.2, respectively. As of December 31, 2024, a total of $205.3 in interest expense has been recognized life-to-date. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2024, 2023 and  2022.

A surplus note with a carrying value of $76.3 as of December 31, 2024 was issued to Equitable Financial Life Insurance Company ("Equitable Financial"), an insurance company domiciled in the State of New York. The principal amount at issue on June 1, 2021 was $50.0. The Company and Equitable Financial amended this surplus note and increased the principal sum to $60.0 on December 31, 2021. The Company and Equitable Financial executed a second amended and restated surplus note and increased the principal sum to $76.0 on June 13, 2023, which included a $4.0 discount from the $80.0 face value, with June 1, 2041 as the date of maturity. The Company amortizes the discount to the statement of operations concurrent with, and in proportion to, approved interest payments as a percentage of total interest paid on the surplus note. Interest expense for the years ended December 31, 2024,  2023 and 2022 was $4.0, $3.5 and $3.0 respectively. As of December 31, 2024, a total of $12.0 in interest expense has been recognized life-to-date. The interest rate associated with this surplus debenture is 5.00%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2024, 2023 and 2022.

Payment of the notes and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (a) the institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against the Company, or (b) the appointment of a Trustee, receiver or other conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Iowa Insurance Commissioner.

The Company paid an extraordinary distribution in the amount of $250.0 entirely in cash to its sole shareholder and Parent, Venerable Holdings, on December 9, 2024, after providing notice to, and receiving approval from, the Iowa Insurance Division on November 22, 2024.

On November 5, 2024, the Company received an ordinary dividend in the amount of $1.0 and an extraordinary distribution in the amount of $249.0 for a total distribution of $250.0 entirely in cash from CSLR, after CSLR submitted a request for prior approval to, and received written approval from, the Delaware Department of Insurance (the "Delaware DOI"), on November 1, 2024.

The Company paid an extraordinary distribution in the amount of $525.0 entirely in cash to its sole shareholder and Parent, Venerable Holdings, on February 12, 2024, after providing notice to, and receiving approval from, the Iowa Insurance Division on January 25, 2024.

On November 2, 2023, the Company received an extraordinary distribution in the amount of $200.0 entirely in cash from CSLR, after CSLR provided notice to, and received approval from, the Delaware DOI on October 3, 2023, per the notice requirements as set out in Section 5005(b) of the Delaware Code and Section 1801.22 of the Delaware Administrative Code.

The Company paid an ordinary dividend in the amount of $32.0 entirely in cash to its sole shareholder and Parent, Venerable Holdings, on December 9, 2022, after providing notice to the Iowa Insurance Division.

On April 25, 2022, the Company received an ordinary dividend in the amount of $190.0 entirely in cash from CSLR, after CSLR provided notice to the Delaware DOI per the notice requirements.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

13. Fair Values of Financial Instruments
The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, fair value can be estimated using methods, models and assumptions market participants would use to determine a current transaction price. These valuation techniques involve some level of estimation and judgment which becomes more significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.
Life insurance liabilities that contain mortality risk and all non-financial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following methods and assumptions are used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short-term investments:  The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The Company utilizes a number of valuation methodologies to determine the fair values of its bonds, preferred stocks and common stocks reported herein in conformity with the concepts of “exit price” and the fair value measurement as prescribed in SSAP No. 100, Fair Value ("SSAP No. 100").  Valuations are obtained from third party commercial pricing services and asset managers.

Mortgage loans: Estimated fair values for commercial real estate loans were provided by asset managers.

Individual and group annuities: The fair values for individual and group annuities with defined maturities are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual and group annuities, fair value is estimated to be the present surrender value.

Assets held in separate accounts:  Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate account. The underlying investments include mutual funds, short-term investments and cash, the valuation of which are based upon quoted market prices.

The carrying value of all other financial instruments approximates their fair value.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the balance sheets are categorized as follows:

  Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
  Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.  Level 2 inputs include the following:
  Quoted prices for similar assets or liabilities in active markets;
  Quoted prices for identical or similar assets or liabilities in non-active markets;
  Inputs other than quoted market prices that are observable; and
  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
  Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments described below:
Bonds and other invested assets: Securities that are carried at fair value on the balance sheet are classified as Level 1, Level 2 or Level 3. The fair value of bonds and other invested assets classified as Level 1 are obtained through unadjusted quoted prices for identical assets or liabilities in an active market. Level 2 bond prices are obtained through several commercial pricing services, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values. The fair value for privately placed bonds and other invested assets are provided by asset managers and are classified as Level 3 assets.

Preferred and Common Stocks:  Fair values of publicly traded equity securities are based upon quoted market prices and are classified as Level 1 assets. Fair values of private equities or equity securities not traded on an exchange, are provided by asset managers and are classified as Level 3 assets.

Cash and short-term investments: The carrying amounts for cash reflect the assets’ fair values. The fair values for cash equivalents and short-term investments are determined based on quoted market prices. These assets are classified as Level 1.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate accounts. The underlying investments can include mutual funds, short-term investments and cash, the valuation of which are based upon a quoted market price and are included in Level 1. The underlying investments can also include bonds the valuation of which are obtained from third party commercial pricing services and brokers and are classified in the fair value hierarchy as either Level 2 or Level 3, consistent with the policies described above for fixed maturities.

Mortgage loans: The fair values for mortgage loans are provided by asset managers. Mortgage loans are classified as Level 3.

Contract loans: The fair value of contract loans approximates the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 1.

Deposit type contracts: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2024:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds	$ 3,848,654	$ 4,160,092	$ 6,372	$ 3,746,590	$ 95,691
Preferred stock	31,741	31,741	6,695	25,046	—
Common stock	10,000	10,000	—	10,000	—
Mortgage loans	892,427	960,628	—	—	892,427
Contract loans	1,976	1,976	1,976	—	—
Other invested assets	35,362	45,134	—	35,362	—
Cash, cash equivalents and short-term investments	47,753	47,735	13,577	—	34,176
Separate account assets*	17,627,634	17,640,468	17,426,290	175,185	26,158
Total assets	$ 22,495,547	$ 22,897,774	$ 17,454,910	$ 3,992,183	$ 1,048,452

Liabilities:
Deposit type contracts	$ 20,467	$ 19,132	$ —	$ —	$ 20,467
Total liabilities	$ 20,467	$ 19,132	$ —	$ —	$ 20,467

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3, Summary of Significant Accounting Polices for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2024.

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2023:
	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Fixed maturities, including securities pledged	$ 4,939,775	$ 5,300,980	$ 9,565	$ 4,806,119	$ 124,091
Preferred stock	36,311	36,331	7,959	27,851	501
Common stock	10,000	10,000	—	10,000	—
Mortgage loans	1,120,747	1,206,983	—	—	1,120,747
Contract loans	2,564	2,564	2,564	—	—
Other invested assets	35,949	45,212	—	35,949	—
Cash, cash equivalents and short-term investments	346,725	346,724	315,320	4,943	26,462
Separate account assets*	18,489,809	18,501,762	18,243,005	211,675	35,129
Total assets	$ 24,981,880	$ 25,450,556	$ 18,578,413	$ 5,096,537	$ 1,306,930

Liabilities:
Deposit type contracts	$ 12,794	$ 12,136	$ —	$ —	$ 12,794
Total liabilities	$ 12,794	$ 12,136	$ —	$ —	$ 12,794
* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2023.

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Industrial and Misc	—	21,105	10	21,115
Total Bonds	—	21,105	10	21,115

Preferred stock	6,695	25,046	—	31,741
Common stock	—	10,000	—	10,000
Other long-term assets	—	4,108	—	4,108
Separate account assets*	17,405,056	—	—	17,405,056
Total assets	$ 17,411,751	$ 60,259	$ 10	$ 17,472,020

Liabilities:
Total liabilities	$ —	$ —	$ —	$ —
* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2024. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

The Company had an immaterial amount of changes in fair value of the Company's Level 3 assets and liabilities for the year ended December 31, 2024.

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Industrial and Misc	—	11,805	—	11,805
Total Bonds	—	11,805	—	11,805

Preferred stock	7,959	25,763	—	33,722
Common stock	—	10,000	—	10,000
Other long-term assets	—	4,144	—	4,144
Separate account assets*	18,227,393	—	—	18,227,393
Total assets	$ 18,235,352	$ 51,712	$ —	$ 18,287,064

Liabilities:
Total liabilities	$ —	$ —	$ —	$ —
* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2023. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

The Company did not have any changes in fair value of the Company's Level 3 assets and liabilities for the year ended December 31, 2023.

There were no transfers in and out of Level 3 during the years ended December 31, 2023 and 2022.

14. Commitments and Contingencies

Legal Proceedings - The Company is or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, lawsuits against the Company could include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims could be asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations would not have a material adverse effect on the Company's operations or financial position.

Regulatory Matters - As with other financial services companies, the Company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Any such examinations, inquiries, investigations, and audits could result in regulatory action against the Company. The potential outcome of such regulatory action would be difficult to predict but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company's policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action would have a material adverse effect on the Company's financial position. It is the practice of the Company and its affiliates to cooperate fully in these matters.

The outcome of any lawsuit/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast, and estimating potential losses requires significant management judgement. It is not possible to predict the ultimate outcome for any litigation/arbitration and regulatory matter, and given the large and indeterminate amounts potentially sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain lawsuits/arbitrations or regulatory matters could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular period.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and alternative assets of $0.8 and $1.8 at December 31, 2024 and 2023, respectively.

Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, death benefits, withdrawals, surrenders, and dividends to its Parent.

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. The Company has access to liquidity through multiple facilities, including FHLB advances (subject to the availability of eligible collateral) and a revolving credit facility. In addition, the investment portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed residential mortgage-backed securities. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables in the modeling process include interest rates, anticipated contract owner behavior, and variable separate account performance. Contract owners bear the investment risk related to variable annuity products, subject, in limited cases, to certain minimum guaranteed rates.

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company may use derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

On May 22, 2024, Kroll Bond Rating Agency ("KBRA") affirmed an insurance financial strength rating of A to the Company, and affirmed its debt rating of BBB+ to the Company's surplus notes.

On May 25, 2023, KBRA upgraded the Company's insurance financial strength rating from A- to A, and upgraded its debt rating of the Company's surplus notes from BBB to BBB+.

On May 27, 2022, KBRA affirmed an insurance financial strength rating of A- to the Company, and affirmed its debt rating of BBB to the Company's surplus notes.

The ratings of the Company by the rating agency are based on the rating agency's specific views of the Company’s financial strength.

 15. Financing Agreements

The Company maintains a reciprocal loan agreement with Venerable Holdings to promote efficient management of cash and liquidity and to provide for short-term cash requirements. Under this agreement, which expires June 1, 2028, the Company and Venerable Holdings can lend funds to or borrow from each other up to 3% of the Company’s admitted assets excluding separate accounts as of the 31st day of December next preceding. Loans under this agreement shall have a term of no more than 270 days and may be prepaid in whole or in part at any time without premium or penalty.

As of December 31, 2024, the Company did not have any outstanding receivable / outstanding payable balances with Venerable Holdings under this reciprocal loan agreement. During the year ended December 31, 2024, the Company:

  received $300.0 plus interest, from Venerable Holdings on February 12, 2024, in settlement of the outstanding reciprocal loan borrowings as of December 31, 2023, detailed below.
  loaned $250.0 to Venerable Holdings on November 22, 2024, which matured and was received, plus interest, from Venerable Holdings on December 9, 2024 incurred and received interest income of $3.0 on the above-noted reciprocal loan agreement lending activity did not engage in any borrowing activity  and therefore did not incur and pay any interest expense.

As of December 31, 2023, the Company had a $300.0 outstanding receivable balance and no outstanding payable balance with Venerable Holdings under this reciprocal loan agreement. The Company recorded this outstanding receivable balance as nonadmitted Cash and short-term investments, under the guidance of SSAP No. 25, Affiliates and Other Related Parties. During the year ended December 31, 2023, the Company:

  loaned $125.0 to Venerable Holdings on August 15, 2023, and received interest income payments on November 30, 2023 and December 31, 2023, totaling $3.1 at 6.494% as of December 31, 2023 on this loan.
  loaned $175.0 to Venerable Holdings on November 15, 2023, and received interest income payments on November 30, 2023 and December 31, 2023, totaling $1.4 at 6.40% as of December 31, 2023 on this loan.

As of December 31, 2022, the Company had no outstanding receivable or outstanding payable balance with Venerable Holdings under this reciprocal loan agreement. During the year ended December 31, 2022, the Company:

  borrowed $22.0 on March 30, 2022, which matured and was paid on April 8, 2022, and incurred an immaterial amount of interest expense.
  borrowed $10.0 on April 7, 2022, which matured and was paid on April 20, 2022, and incurred an immaterial amount of interest expense.
  borrowed $27.0 on April 13, 2022, which matured and was paid on April 19, 2022, and incurred an immaterial amount of interest expense.
  borrowed $15.0 on April 19, 2022, which matured and was paid on April 26, 2022, and incurred an immaterial amount of interest expense.
  borrowed $30.0 on April 20, 2022, which matured and was paid on April 27, 2022, and incurred an immaterial amount of interest expense.

The Company is a party to a Credit and Guarantee Agreement with a syndicate of lenders, Venerable Holdings, as a borrower and a guarantor, the Company and its wholly-owned subsidiary, CSLR as a borrower, and Barclays Bank PLC, as administrative agent. Pursuant to the Credit and Guarantee Agreement, the Company may access an aggregate total commitment of $500.0 as of December 31, 2024 and 2023, for revolving credit borrowing and issuing letters of credit. During the years ended December 31, 2024 and 2023 the company did not engage in any borrowing under this agreement, and therefore did not incur/pay any interest expense.

 16. Related Party Transactions

The Company is a party to various management and services contracts and cost sharing arrangements with other affiliated Venerable Holdings companies which are allocated among companies in accordance with systematic cost allocation methods. The Company's material related party agreements are detailed below:

Investment Management: The Company is a party to an investment advisory agreement with Apollo Insurance Solutions Group ("Apollo ISG") under which Apollo ISG provides the Company with investment management services. For the years ended December 31, 2024, 2023, and 2022, expenses incurred related to this agreement were $17.2, $24.3 and $32.3, respectively.

Service Agreements: The Company is a party to inter-company agreements with its affiliates whereby the affiliates provide certain administrative, management, professional, advisory, consulting, and other services to each other. Management and service contracts and all cost-sharing arrangements are allocated among companies in accordance with systematic cost allocation methods. For the years ended December 31, 2024, 2023, and 2022, expenses incurred related to these agreements were $138.9, $98.8 and $86.9, respectively.

The Company receives a monthly fee from DSL based on annual contractual rates by fund. Funds are either  independently managed or managed by an affiliate, Venerable Advisers, an investment adviser and wholly-owned subsidiary of Venerable Holdings.  Fees are calculated as a percentage of average assets in the variable separate accounts. Revenue earned by the Company under this arrangement was $35.8, $37.1, and $40.4 for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company receives a monthly fee from Venerable Advisers based on annual contractual rates by fund. The fees are calculated as a percentage of average daily net assets invested in each respective fund managed by Venerable Advisers, which serve as investment options for the Company's separate accounts. Revenue earned by the Company under this agreement, effective as of September 4, 2024, was $10.6, $0.0, and $0.0, for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company is a party to an underwriting and distribution agreement with DSL, whereby DSL serves as the principal underwriter for annuity contracts issued by the Company. DSL is authorized to enter into agreements with broker-dealers to distribute the Company's annuity contracts and appoint representatives of the broker-dealers as agents. For the years ended December 31, 2024, 2023, and 2022, commissions were incurred in the amounts of $103.4, $101.2 and $114.6, respectively.

Reinsurance Agreements: See the "Reinsurance" footnote regarding reinsurance agreements with related parties.

Tax Sharing Agreements: See the "Federal Income Taxes" footnote for disclosure related to the federal tax sharing agreement.

17. Guaranty Fund Assessments
Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues for the cost of potential future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The accrual methodology follows a retrospective-premium-based guaranty-fund assessments construct. The Company has estimated and recorded this liability to be $0.1 and $0.1 as of December 31, 2024 and 2023, respectively, and is reflected in accounts payable and accrued expenses on the balance sheets. The Company has also recorded an asset in other assets on the balance sheets of $2.2 and $0.4 as of December 31, 2024 and 2023, respectively, for future credits to premium taxes for assessments already paid and/or accrued. The periods over which the guaranty fund assessments are expected to be paid, the related premium tax offsets are expected to be realized and the additional industry support is expected to be paid are unknown at this time.

There are no premium tax offsets where it is reasonably possible that an impairment has occurred in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets ("SSAP No. 5R").

A reconciliation of assets recognized is presented below:

	Year ended December 31
	2024	2023
	(In Thousands)
Assets recognized from paid and accrued premium tax offsets beginning of year	$ 431	$ 462

Decreases current year:
Premium tax offset applied	27	31
Changes in premium tax offset capacity/other adjustments	—	1

Increases current year:
Creditable assessments remitted	1,804	—

Assets recognized from paid and accrued premium tax offsets end of year	$ 2,208	$ 431

The following table shows guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2024 and 2023:
	2024	2023
Discount Rate Applied	— %	2.5%

The Company did not have any undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency as of December 31, 2024 and 2023.

The Company did not have any number of jurisdictions, ranges of years used to discount, and weighted average number of years of the discounting time period for payables and recoverables by insolvency as of December 31,  2024 and 2023.

18. Subsequent Events
The Company entered into an agreement to transfer certain variable annuity contracts from Equitable Financial, an insurance company domiciled in the State of New York, to VIAC. Under this agreement, the Company replaced Equitable Financial as the insurer of the contract, and the Company assumed all the rights, obligations, and liabilities under the terms of the contract, effective January 17, 2025. Additionally, VIAC became the servicing company for contract inquiries and transactions. The contracts transferred from Equitable Financial to the Company, and subsequently reinsured to CSLR, the Company's wholly-owned subsidiary, were approximately $3.8 billion in account value and approximately $2.6 billion in general account statutory reserves, as of December 31, 2024.

On January 30, 2025, CSLR, the Company's wholly-owned subsidiary, filed an application to redomesticate from its current state, the State of Delaware, to the State of Iowa. CSLR's redomestication to the State of Iowa is intended to streamline operations and align its jurisdiction with that of the Company, CSLR's parent. The proposed effective date of CSLR's redomestication from the State of Delaware to the State of Iowa is April 1, 2025, subject to regulatory approval.

The Company is not aware of any additional events occurring subsequent to December 31, 2024 that may have a material effect on the Company’s financial statements. The Company evaluated events subsequent to December 31, 2024 through March 28, 2025, the date the statutory financial statements were available to be issued.

19. Reconciliation to Statutory Statement
During the preparation of the accompanying statutory-basis financial statements for the year ended December 31, 2024, the Company concluded an adjustment was necessary regarding its tax-effect of capital losses. The Company has adjusted its federal income tax benefit to reflect that it is not included in the calculation of net capital losses. This adjustment to federal income tax benefit and its corresponding impacts are reflected in the accompanying financial statements as of December 31, 2024. A reconciliation of the amounts previously reported in the Company's Statutory Annual Statement as filed with the Iowa Insurance Division for the year ended December 31, 2024, to those reported in the accompanying financial statements is as follows:

	2024 Annual Statement	Adjustment	2024 Accompanying Financial Statements
	(In Thousands)
Statements of Operations:
Gain (loss) from operations before federal income taxes and net realized capital losses	$ 53,757	$ —	$ 53,757
Federal income tax benefit	(9,447)	9,447	—
Gain (loss) from operations before net realized capital losses	63,204	(9,447)	53,757
Net realized capital loss	(38,546)	9,447	(29,099)
Net income (loss)	24,658	—	24,658

6
6

Supplementary Information

Report of Independent Auditors on Supplementary Information

The Board of Directors and Stockholder Venerable Insurance and Annuity Company

We have audited the statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company) as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated March 28, 2025, which contained an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Iowa Insurance Division on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplemental schedule of selected statutory-basis financial data, supplemental schedule of life and health reinsurance disclosures, and supplemental investment disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Restriction on Use
This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

March 28, 2025

 7

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2024
(In Thousands)

Investment Income Earned:
U.S. government bonds	$ 215
Other bonds (unaffiliated)	178,829
Bonds of affiliates	35,700
Preferred stocks (unaffiliated)	1,650
Common stocks (unaffiliated)	—
Common stocks of affiliates	975
Mortgage loans	55,278
Contract loans	112
Cash on hand and on deposit	9,085
Short-term investments	6,212
Other invested assets	15,182
Gross investment income	$ 303,238

Mortgage Loans (Book Value):
Commercial and residential mortgages	$ 960,628
Total mortgage loans	$ 960,628

Mortgage Loans by Standing (Book Value):
Good standing	$ 960,628
Total mortgage loans by standing	$ 960,628

Other long-term assets (statement value)	$ 286,203

Contract loans	$ 1,976

Bonds and Stocks of Parents, Subsidiaries and Affiliates (Book Value):
Bonds	$ 411,722
Common Stocks	1,266,863
Total Bonds and Stocks of Parents, Subsidiaries and Affiliates	$ 1,678,585

8

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2024
(In Thousands)

Bonds and Short-term Investments by NAIC Designation and Maturity:
Bonds and Short-term Investments by Maturity (Statement Value):
Due within 1 year or less	$ 434,469
Over 1 year through 5 years	1,293,280
Over 5 years through 10 years	1,326,931
Over 10 years through 20 years	707,638
Over 20 years	400,992
Total by maturity	$ 4,163,310

Bonds and Short-term Investments by NAIC Designation (Statement Value):
NAIC 1	$ 2,080,488
NAIC 2	1,945,004
NAIC 3	66,983
NAIC 4	44,126
NAIC 5	14,936
NAIC 6	11,772
Total by NAIC Designation	$ 4,163,309

Total bonds and short-term investments publicly traded	$ 1,008,354

Total bonds and short-term investments privately placed	$ 3,154,956

Preferred stocks (statement value)	$ 31,741

Common stocks, including subsidiaries (market value)	$ 1,276,863

Short-term investments (book value)	$ 37,380

Cash equivalents	$ 81,130

Financial options owned (statement value)	$ —

Financial options written and in force (statement value)	$ —

Financial collar, swap and forward agreements open (statement value)	$ —

Financial futures contracts open (current value)	$ —

Cash on deposit	$ (70,774)

Life Insurance in Force:
Ordinary	$ 1,455

Group life	$ 48

Amount of accidental death insurance in force under ordinary policies	$ 25

9

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2024
(In Thousands)

Life Insurance Policies with Disability Provisions in Force:
Ordinary	$ 41

Group life	$ —

Supplementary Contracts in Force:
Ordinary-not involving life contingencies:
Amount on deposit	$ 443

Income payable	$ 3,424

Ordinary-involving life contingencies:
Amount on deposit	$ —

Amount of income payable	$ 3,305

Group-not involving life contingencies:
Amount on deposit	$ —

Amount of income payable	$ —

Group-involving life contingencies:
Amount on deposit	$ —

Amount of income payable	$ —

Annuities:
Ordinary:
Immediate-amount of income payable	$ 502

Deferred-fully paid account balance	$ 9,710,746

Deferred-not fully paid account balance	$ 3,075,775

Group:
Amount of income payable	$ 3

Fully paid account balance	$ 10,679,525

Not fully paid account balance	$ 117,943

Accident and Health Insurance Premiums in Force:
Ordinary	$ —

Group	$ —

Deposit Funds and Dividend Accumulations:
Deposit funds-account balance	$ —

Dividend accumulations-account balance	$ —

10

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2024
(In Thousands)

  Investment Risk Interrogatories
The Company’s total admitted assets (excluding separate account assets) as reported on page two of its Annual Statement for the year ended December 31, 2024 is $7.0 billion.

  Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) contract loans:
	Issuer	Investment Category	Amount	Percentage of Total Admitted Assets*
i.	Corporate Solutions Life Reinsurance Company	Common Stock	$ 1,266,613	18.2%
ii.	Ap Tundra Holdings LLC	Bonds	124,442	1.8
iii.	Cayman Universe Holdings LLC	Bonds	107,557	1.5
iv.	SVF II Finco (Cayman) LP	Bonds	99,006	1.4
v.	H&R NNN POOL 3	Mortgage Loans	70,656	1.0
vi.	BD Capital	Mortgage Loans	63,170	0.9
vii.	Trademark Royalty 2018-1 LLC	Bonds	52,762	0.8
viii.	PK Air 1, L.P.	Bonds	51,949	0.7
ix.	Aa Infrastructure Fund 1 Ltd	Bonds	49,303	0.7
x.	NiSource Inc.	Bonds	47,604	0.7

  The Company’s total admitted assets held in bonds and short-term investments (excluding reciprocal borrowings) and preferred stocks, by NAIC designating at December 31, 2024, are:

Bonds			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets*	NAIC Rating	Amount	Percentage of Total Admitted Assets*
NAIC-1	$ 2,080,488	29.9%	P/RP-1	$ —	—%
NAIC-2	1,945,004	28.0	P/RP-2	31,741	0.5
NAIC-3	66,983	1.0	P/RP-3	—	0.0
NAIC-4	44,126	0.6	P/RP-4	—	—
NAIC-5	14,936	0.2	P/RP-5	—	—
NAIC-6	11,772	0.2	P/RP-6	—	—
	$ 4,163,309			$ 31,741

  Following are the Company’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86, including: (i) foreign currency denominated investments of $0 million supporting insurance liabilities denominated in that same foreign currency of $0 million, and excluding (ii) Canadian investments of $0.0 million which includes unhedged currency exposure of $0 million as of December 31, 2024):

  Aggregate foreign investment exposure categorized by NAIC sovereign rating:
		Amount	Percentage of Total Admitted Assets*
i.	Countries rated NAIC-1	$ 1,377,467	19.8%
ii.	Countries rated NAIC-2	118,316	1.7
iii.	Countries rated NAIC-3 or below	57,310	0.8

  Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:
		Amount	Percentage of Total Admitted Assets*
i.	Countries Rated NAIC-1:
	Country: Cayman Islands	$ 611,259	8.8%
	Country: Australia	197,314	2.8

ii.	Countries Rated NAIC-2:
	Country: Mexico	44,056	0.6
	Country: Indonesia	27,320	0.4

iii.	Countries Rated NAIC-3 or Below:
	Country: Marshall Islands	30,000	0.4
	Country: Colombia	13,902	0.2

  Aggregate unhedged foreign currency exposure:  Not applicable.

  Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designating:  Not applicable.

  The two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:  Not applicable.

  The ten largest non–sovereign (i.e. non–governmental) foreign issues:
	Name	NAIC Rating	Amount	Percentage of Total Admitted Assets*
i.	Cayman Universe Holdings LLC	1	$ 107,557	1.5%
ii.	SVF II Finco (Cayman) LP	1	99,006	1.4
iii.	Aa Infrastructure Fund 1 Ltd	1	49,303	0.7
iv.	Antares Clo 2017-1, Ltd.	2	39,011	0.6
v.	RR 19 Ltd.	1,2	37,110	0.5
vi.	Barclays PLC	2	34,030	0.5
vii.	Seaspan Holdco III Ltd.	2	30,000	0.4
viii.	Severn Trent Water Limited	2	26,000	0.4
ix.	UBS Group AG	1,3	25,265	0.4
x.	Powerco Limited	2	22,200	0.3

  Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

  Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

  Assets held in equity interests are greater than 2.5% of the Company’s total admitted assets.
		Amount	Percentage of Total Admitted Assets*
i.	Corporate Solutions Life Reinsurance Company	$ 1,266,613	18.21%
ii.	The Doctors Company, an Interinsurance Exchange	20,000	0.29
iii.	The Bank of New York Mellon Corporation	17,008	0.24
iv.	Oconee Property Holdings LLC	14,725	0.21
v.	Federal Home Loan Bank of des Moines	10,000	0.14
vi.	New York Life Insurance Company	8,583	0.12
vii.	The Charles Schwab Corporation	8,038	0.12
viii.	Teachers Insurance and Annuity Association of America	5,106	0.07
ix.	Massachusetts Mutual Life Insurance Company	4,963	0.07
x.	Oconee Real Estate Holdings Iv Arb Llc	4,108	0.06

  Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

  Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

  With respect to mortgage loans, the Company’s total admitted assets are as follows:

  The 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

Type/Property		Amount	Percentage of Total Admitted Assets*
i.	H&R NNN POOL 3	$ 70,656	1.0%
ii.	RENAISSANCE SQUARE	40,005	0.6
iii.	BD CAPITAL	38,110	0.5
iv.	181 Fremont Office Senior Mezz LLC	35,130	0.5
v.	666 5TH AVENUE	30,529	0.4
vi.	Win Ridge Shopping Center-DE LLC	27,557	0.4
vii.	Hpa Jv Borrower 2019-1 Ath Llc	26,769	0.4
viii.	SIC - Mills Building II, LLC	18,000	0.3
ix.	Mericle 3 Great Valley, LLC	17,646	0.3
x.	Duesenberg Investment Co. LLC	17,246	0.2

b.
The Company's total admitted assets held in the following categories of mortgage loans as of December 31, 2024:
	Amount	Percentage of Total Admitted Assets*

i. Construction loans	$ —	—
ii. Mortgage loans over 90 days past due	—	—
iii. Mortgage loans in the process of foreclosure	—	—
iv. Mortgage loans foreclosed	—	—
v. Restructured mortgage loans	—	—

c.
Aggregate mortgage loans having the following loan to value ratios as determined from the most current appraisal as of December 31, 2024:

		Residential		Commercial		Agricultural
	Loan-to-Value	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i.	above 95%	$ —	—%	$ —	—%	$ —	—%
ii.	91% to 95%	—	—	—	—	—	—
iii.	81% to 90%	—	—	—	0.0	—	—
iv.	71% to 80%	—	—	69,286	1.0	—	—
v.	below 70%	49,171	70.7	842,170	12.1	—	—
		$ 49,171		$ 911,456		$ —

  Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate are less than 2.5% of the Company’s total admitted assets.

  The Company’s total admitted assets subject to the following types of agreements as of December 31, 2024:

Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Securities lending (do not include assets held as collateral for such transactions)	$ —	—%	$ —	$ —	$ —
ii.	Repurchase agreements	—	—	—	—	—
iii.	Reverse repurchase agreements	—	—	—	—	—
iv.	Dollar repurchase agreements	—	—	—	—	—
v.	Dollar reverse repurchase agreements	—	—	—	—	—

  Amounts and percentages of the Company’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2024:

		Owned		Written
		Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i.	Hedging	$ —	—%	$ —	0.0%
ii.	Income generation	—	—	—	—
iii.	Other	—	—	—	—

  The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of December 31, 2024:

Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$ —	—%	$ —	$ —	$ —
ii.	Income Generation	—	—	—	—	—
iii.	Replications	—	—	—	—	—
iv.	Other	—	—	—	—	—

  The Company’s potential exposure (defined as the amount determined in accordance with NAIC Annual Statement Instructions) for futures contracts as of December 31, 2024:

Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$ —	—%	$ —	$ —	$ —
ii.	Income Generation	—	—	—	—	—
iii.	Replications	—	—	—	—	—
iv.	Other	—	—	—	—	—

11
* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Summary Investment Schedule
December 31, 2024
(In Thousands)

  Summary Investment Schedule

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage of Total
Long-Term Bonds (Schedule D, Part 1)
U.S. governments	$ 6,429	0.1%	$ 6,429	$ —	$ 6,429	0.1%
All Other governments	75,981	1.1%	75,981	—	75,981	1.1%
U.S. states, territories and possessions, etc. guaranteed	18,161	0.3%	18,161	—	18,161	0.3%
U.S. political subdivisions of states, territories and possessions, guaranteed	36,828	0.5%	36,828	—	36,828	0.5%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,657	— %	1,657	—	1,657	— %
Industrial and miscellaneous	3,505,814	51.8%	3,505,814	—	3,505,814	51.8%
Hybrid securities	94,327	1.4%	94,327	—	94,327	1.4%
Parent, subsidiaries and affiliates	411,722	6.1%	411,722	—	411,722	6.1%
Unaffiliated Bank loans	9,173	0.1%	9,173	—	9,173	0.1%
Total long-term bonds	4,160,092	61.4%	4,160,092	—	4,160,092	61.4%
Preferred stocks (Schedule D Part 2, Section 1)
Industrial and miscellaneous (Unaffiliated)	31,741	0.5%	31,741	—	31,741	0.5%
Total preferred stocks	31,741	0.5%	31,741	—	31,741	0.5%
Common stocks (Schedule D Part 2, Section 2)
Industrial and miscellaneous other (Unaffiliated)	10,000	0.1%	10,000	—	10,000	0.1%
Parent, subsidiaries and affiliates Other	1,266,863	18.7%	1,266,863	—	1,266,863	18.7%
Total common stocks	1,276,863	18.8%	1,276,863	—	1,276,863	18.8%
Mortgage loans (Schedule B)
Residential mortgages	49,171	0.7%	49,171	—	49,171	0.7%
Commercial mortgages	911,457	13.5%	911,457		911,457	13.5%
Total mortgage loans	960,628	14.2%	960,628	—	960,628	14.2%
Cash, cash equivalents and short-term investments
Cash (Schedule E, Part 1)	(40,182)	(0.6) %	(40,182)	—	(40,182)	(0.6) %
Cash equivalents (Schedule E, Part 2)	50,538	0.7%	50,538	—	50,538	0.7%
Short-term investments (Schedule DA)	37,380	0.6%	37,380	—	37,380	0.6%
Total cash, cash equivalents and short-term investments	47,736	0.7%	47,736	—	47,736	0.7%
Contract loans	1,976	— %	1,976	—	1,976	— %
Other invested assets (Schedule BA)	286,203	4.2%	286,203	—	286,203	4.2%
Receivables for securities	10,944	0.2%	10,944	—	10,944	0.2%
Total invested assets	$ 6,776,183	100.0%	$ 6,776,183	$ —	$ 6,776,183	100.0%

12
* Excludes separate accounts

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2024

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance ("SSAP No. 61R"), which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

  Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

  Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.
  Yes  No ☑
  If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here.

  If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.
  Yes  No  N/A ☑
  Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

  Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.
  Yes  No ☑
  If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here.

  If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.
  Yes  No  N/A ☑
  Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:
    Provisions that permit the reporting of losses to be made less frequently than quarterly;
    Provisions that permit settlements to be made less frequently than quarterly;
    Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

    The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.
  Yes  No ☑
  Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes  No ☑	N/A	Yes  No  N/A ☑
Non-proportional reinsurance, which does not result in significant surplus relief	Yes  No ☑	N/A	Yes  No  N/A ☑

  Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

  Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

  Yes  No  N/A ☑

  Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes  No  N/A ☑
If the answer to item (a) or item (b) was yes, relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP would be disclosed here.
                                                                                                                                                                                                                                                                     13

VENERABLE INSURANCE AND ANNUITY COMPANY
Note to Supplementary Information
December 31, 2024

1.
Basis of Presentation

The accompanying supplemental information presents selected statutory basis financial data as of December 31, 2024 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company's 2024 Statutory Annual Statement as filed with the Iowa Insurance Division.

    14